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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
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Check the appropriate box:
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
MATTSON TECHNOLOGY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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47131 Bayside Parkway
Fremont, California 94538

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 25, 2005

        The Annual Meeting of Stockholders of Mattson Technology, Inc. (the "Company") will be held at the Newark Hilton, 39900 Balentine Drive, Newark, California 94560 on May 25, 2005, at 10:00 a.m. local time for the following purposes:

  1.
  To elect three (3) Class II directors of the Company to hold office for a three-year term and until their successors are elected and qualified.

  2.
  To approve the amendment and restatement of the Company's 1989 Stock Option Plan as the 2005 Equity Incentive Plan.

  3.
  To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accountants for the year ending December 31, 2005.

  4.
  To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

        Only stockholders of record at the close of business on March 28, 2005 will be entitled to vote at the meeting. Each of these stockholders is cordially invited to be present and vote at the meeting in person. For ten days prior to the meeting, a complete list of stockholders of record entitled to vote at the meeting will be available for examination by any stockholder, for any purpose relating to the meeting, during ordinary business hours at the Newark Hilton at the address indicated above.

By Order of the Board of Directors,

Ludger Viefhues, Secretary
Fremont, California April 20, 2005

You are cordially invited to attend the meeting. However, whether or not you plan to attend the meeting in person, please complete, date and sign the accompanying proxy and mail it promptly in the return envelope to assure that your shares are represented at the meeting. If you later desire to revoke your proxy, you may do so at any time before it is exercised.

Mattson Technology, Inc.
47131 Bayside Drive
Fremont, California 94538

PROXY STATEMENT FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 25, 2005

GENERAL INFORMATION

        Your proxy in the enclosed form is solicited by the directors of Mattson Technology, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on May 25, 2005 at 10:00 a.m. local time (the "Meeting"), for the purposes set forth in the accompanying notice, and at any adjournment or postponement of the Meeting. The date of this Proxy Statement is April 20, 2005, the approximate date on which this Proxy Statement and accompanying form of proxy were first sent or given to stockholders.

        The shares represented by any proxy in the enclosed form will be voted in accordance with the instructions given on the proxy if the proxy is properly executed and is received by the Company prior to the close of voting at the Meeting or any adjournment or postponement thereof. Proxies received by the Company on which no contrary instruction has been given will be voted in accordance with the recommendations of the Board of Directors for each nominee and for each proposal.

        Copies of proxy solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names which are beneficially owned by others to forward to such beneficial owners. The Company may reimburse such persons for their cost of forwarding the solicitation material to such beneficial owners. Original solicitation of proxies by mail may be supplemented, if deemed desirable or necessary, by one or more of telephone, telegram, facsimile, or personal solicitation by directors, officers, or employees of the Company. No additional compensation will be paid for any such services. The Company reserves the right, if deemed desirable or necessary, to retain a proxy solicitation firm to deliver soliciting materials to stockholders of record and beneficial owners and to assist the Company in collecting proxies from such persons. The costs of these services, exclusive of out-of-pocket costs, is not expected to exceed $10,000. Except as described above, the Company does not intend to solicit proxies other than by mail. The Company will bear the costs of the solicitation of proxies for the Meeting.

SHARES OUTSTANDING AND VOTING RIGHTS

        Only holders of shares of common stock of record as of the close of business on March 28, 2005 are entitled to vote at the Meeting. On the record date, there were issued and outstanding 51,722,319 shares of common stock. Each share of common stock is entitled to one vote on all matters to be voted upon.

        The presence, in person or by duly authorized proxy, of the holders of a majority of the voting shares of common stock will constitute a quorum for the transaction of business at the Meeting and any continuation or adjournment thereof. Votes for and against, abstentions and broker non-votes (i.e. shares held by brokers or nominees which are represented at the Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular matter) will be counted as present in determining whether a quorum is present at the Meeting. Under rules governing brokers who are voting with respect to shares held in Street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the election of directors. Non-routine matters include amendments to equity compensation plans, including amendments to increase the share reserve under such plans.

        Your execution of the enclosed proxy will not affect your right as a stockholder to attend the Meeting and to vote in person. Any stockholder giving a proxy has a right to revoke it at any time by either (i) a later-dated proxy, (ii) a written revocation sent to and received by the Secretary of the Company prior to the Meeting, or (iii) attendance at the Meeting and voting in person.

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

        The following table sets forth information regarding ownership of the Company's outstanding common stock as of March 27, 2005 by (i) each stockholder known by the Company to be the beneficial owner of more than 5% of the Company's outstanding shares of common stock, (ii) each director, (iii) each executive officer named in the Executive Compensation Table below and (iv) all directors and executive officers as a group. To the Company's knowledge and except as otherwise indicated below, and subject to applicable community property laws, each person named in the table has sole voting and sole investment powers with respect to all shares of common stock shown as beneficially owned by them. Applicable percentage ownership in the table is based on 51,722,319 shares of common stock outstanding as of March 27, 2005. Beneficial ownership is determined under the rules and regulations of the Securities and Exchange Commission. Shares of common stock subject to options or warrants that are presently exercisable or exercisable within 60 days of March 27, 2005 are deemed outstanding for the purpose of computing the shares owned and percentage ownership of the person or entity holding options or warrants, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or entity. Entries denoted by an asterisk represent an amount less than 1%.

Name of Beneficial Ownership	Amount and Nature of Beneficial Ownership		Percent of Common Stock Outstanding
STEAG Electronic Systems AG Ruettenscheider Strasse 1-3, 45128 Essen, Germany	9,132,291	(1)	17.7%
NWQ Investment Management Company, LLC 2049 Century Park East, 4th Floor Los Angeles, CA 90067	6,440,412	(2)	12.5%
Dr. Jochen Melchior	42,775	(3)	*
Dr. Hans-Georg Betz	39,639	(4)	*
Kenneth Kannappan	51,250	(5)	*
Shigeru Nakayama	73,604	(6)	*
Kenneth G. Smith	56,875	(7)	*
William Turner	24,750	(8)	*
David L. Dutton	439,555	(9)	*
Robert B. Macknight	336,977	(10)	*
Ludger H. Viefhues	304,748	(11)	*
Directors and executive officers as a group (9 persons)	1,370,173	(12)	*

*
Less than 1%.

(1)
According to Amendment No. 4 to Schedule 13D filed with the Securities and Exchange Commission on October 29, 2004 by STEAG Electronic Systems AG ("SES"), RAG Aktiengesellschaft ("RAG") and STEAG Aktiengesellschaft ("STEAG"), (i) the aggregate number of shares of the Company's common stock beneficially owned by SES and RAG is 9,132,291, and (ii) each of SES (directly) and RAG (indirectly) has the sole power to vote and dispose of 8,861,144 shares. Each of SES (directly)

  and RAG (indirectly) may be deemed to share with West STEAG Partners GmbH ("WSP") the power to direct the vote and disposition of 271,147 shares received by WSP as a result of the acquisition by the Company Vortek Industries Ltd. on October 27, 2004.

(2)
According to Amendment No. 1 to Schedule 13G filed with the Securities and Exchange Commission on February 14, 2005 by NWQ Investment Management Company, LLC ("NWQ"), as of December 31, 2004 NWQ had sole voting power over 6,149,747 shares and sole dispositive power over 6,440,412 shares of the Company's common stock, which shares are owned by investment advisory clients of NWQ.

(3)
Dr. Melchior: includes 42,500 shares subject to options exercisable within 60 days of March 27, 2005.

(4)
Dr. Betz: includes 38,750 shares subject to options exercisable within 60 days of March 27 2005.

(5)
Mr. Kannappan: consists of 51,250 shares subject to options exercisable within 60 days of March 27, 2005.

(6)
Mr. Nakayama: consists of 73,604 shares subject to options exercisable within 60 days of March 27, 2005.

(7)
Mr. Smith: consists of 56,875 shares subject to options exercisable within 60 days of March 27, 2005.

(8)
Mr. Turner: consists of 24,750 shares subject to options exercisable within 60 days of March 27, 2005.

(9)
Mr. Dutton: includes 429,432 shares subject to options exercisable within 60 days of March 27, 2005.

(10)
Mr. MacKnight: includes 330,819 shares subject to options exercisable within 60 days of March 27, 2005.

(11)
Mr. Viefhues: includes 296,090 shares subject to options exercisable within 60 days of March 27, 2005.

(12)
Includes 1,344,070 shares subject to options exercisable within 60 days of March 27, 2005.

PROPOSAL ONE

ELECTION OF DIRECTORS

        The Company has a classified Board of Directors consisting of two Class I directors (William Turner and Kenneth Kannappan), three Class II directors (Dr. Hans-Georg Betz, David Dutton and Kenneth G. Smith) and two Class III directors (Dr. Jochen Melchior and Shigeru Nakayama). Class I, II and III directors will serve until the Annual Meetings of Stockholders to be held in 2007, 2005, and 2006, respectively, and until their respective successors are duly elected and qualified. At each Annual Meeting of Stockholders, directors are elected for a full term of three (3) years to succeed those directors whose terms expire on the Annual Meeting date.

        The term of the Class II directors will expire on the date of the upcoming Annual Meeting. Accordingly, three persons are to be elected to serve as Class II directors of the Board of Directors at the Meeting. Management's nominees for election by the stockholders to those three positions are the current Class II members of the Board of Directors, Dr. Hans-Georg Betz, David Dutton, and Kenneth G. Smith. Unless otherwise directed by stockholders, the proxyholders will vote all shares represented by proxies held by them for the election of the management nominees. In the event that either Dr. Betz, Mr. Dutton or Mr. Smith becomes unavailable or unable to serve as a director of the Company prior to the voting, the proxyholders will refrain from voting for the unavailable nominee and will vote for a substitute nominee in the exercise of their best judgment.

Vote Required and Recommendation of the Board of Directors

        If a quorum is present and voting at the Annual Meeting, the three nominees for Class II director receiving the highest number of votes will be elected as Class II directors. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum, but will have no effect on the vote.

  The Board unanimously recommends a vote FOR the nominees listed herein.

        The following table sets forth, for our current directors, including the Class II nominees to be elected at this Meeting, information with respect to their ages and background.

Name	Age	Title	Director Since
Class I directors whose terms expire at the 2007 Annual Meeting of Stockholders:
Nominees for reelection at the Annual Meeting:
Kenneth Kannappan	45	Director	July 1998
William Turner	49	Director	November 2002
Class II directors whose terms expire at the 2005 Annual Meeting of Stockholders:
Dr. Hans-Georg Betz	59	Director	January 2001
David Dutton	44	Director	December 2001
Kenneth G. Smith	55	Director	August 1994
Class III directors whose terms expire at the 2006 Annual Meeting of Stockholders:
Dr. Jochen Melchior	62	Director (Chairman)	January 2001
Shigeru Nakayama	70	Director	May 1996

        Dr. Hans-Georg Betz has served as a director since January 2001. Dr. Betz has served as Chief Executive Officer of West STEAG Partners since August 2001. Dr. Betz also served as Chairman of the Company's Compensation Committee. Dr. Betz served as Chairman of the Management Board and Chief Executive Officer of STEAG Electronic Systems AG from January 1996 to July 2001 and as a member of the Management Board of STEAG Electronic Systems AG from October 1992 to July 2001. Dr. Betz served as a member of the Management Board of STEAG AG from January 1997 to July 2001. Dr. Betz also currently serves as Chairman of the Supervisory Board of STEAG MicroParts, as a member of the Advisory Board of STEAG AG and Fraunhofer-Verbund Mikroelektronik, and as a director of STEAG HamaTech AG, GuideTech, Inc., Photodigm, Inc., Lambda Crossing, Tevet, InfoCyclone, Advanced Energy and Envara.

        David Dutton has served as a director since December 2001. Mr. Dutton has served as the Company's Chief Executive Officer and President since October 2001. Prior to being elected Chief Executive Officer and President, Mr. Dutton had served as the President of the Company's Plasma Products Division. Mr. Dutton joined the Company in 1994 as General Manager in the Strip/Plasma Etch division. From 1998 to 2000, Mr. Dutton served as Executive Vice President and Chief Operating Officer of the Company. From 1993 to 1994, Mr. Dutton was Engineering Manager for Thin Films Processing at Maxim Integrated Products, Inc. From 1984 to 1993, Mr. Dutton served as an engineer and then manager in plasma etch processing and yield enhancement at Intel Corp.

        Kenneth Kannappan has served as a director since July 1998. Mr. Kannappan has served as the President and Chief Executive Officer of Plantronics, Inc., a telecommunications equipment manufacturer, since March 1998. From 1995 to 1998, Mr. Kannappan held various executive positions at Plantronics, Inc. From 1991 to 1995, Mr. Kannappan was Senior Vice President of Kidder, Peabody & Co. Incorporated, an investment banking company. Mr. Kannappan currently serves as a member of the board of directors of Plantronics, Inc. and as Chairman of the Board of Integrated Device Technology, Inc., a manufacturer of communications integrated circuits.

        Dr. Jochen Melchior has served as a director and Chairman since January 2001. Dr. Melchior has served as a member of the Management Board of STEAG AG from June 1987 until December 2004, and as Chairman of the Management Board and Chief Executive Officer of STEAG AG from November 1995 until December 2004. From November 1995 until December 2004, Dr. Melchior also served as Chairman of the Supervisory Board of STEAG Electronic Systems AG. Until December 2004 he also served as Chairman of the Supervisory Boards of STEAG HamaTech AG, STEAG Walsum Immobilien AG, SaarEnergie AG, SaarFerngas AG, and West STEAG Partners GmbH. Dr. Melchior currently serves as a member of the Supervisory Boards of Nationalbank AG, Universitaetsklinikum Essen, AXA Service AG and as Chairman of Logika AG and Vice-chairman of Preventicum GmbH.

        Shigeru Nakayama has served as a director since May 1996. Since 1996, Mr. Nakayama has been a business consultant to Semiconductor Equipment and Materials International, an international association of semiconductor equipment manufacturers and materials suppliers. From 1984 to 1994, Mr. Nakayama was the President of SEMI Japan, a member of Semiconductor Equipment and Materials International.

        Kenneth G. Smith has served as a director since August 1994. Mr. Smith was President, Chief Operating Officer and a Director of WaferTech, a semiconductor manufacturer, from May 1996 until April 2000. From 1991 to 1995, Mr. Smith was Vice President of Operations at Micron Semiconductor, Inc., a semiconductor manufacturer.

        William Turner has served as a director since November 2002. Mr. Turner also serves as Chairman of the Company's Audit Committee. From 1983 to 1997, Mr. Turner was employed by KLA-Tencor Corporation ("KLA"). Mr. Turner was the Vice President, Finance of KLA from 1996 to 1997, and was the Corporate Controller of KLA from 1989 to 1996.

Board Meetings and Committees

        During the year ended December 31, 2004, the Board of Directors held five meetings. During 2004, each director attended at least 75% of the meetings of the Board and of each of the Committees on which he served. The Board of Directors has determined that Messrs. Betz, Kannappan, Melchior, Nakayama, Smith and Turner are each an independent director for purposes of the applicable NASDAQ listing standards. The Board of Directors of the Company has a standing Audit Committee, Compensation Committee and Nominating and Governance Committee, each of which has a written charter.

        For a description of the principal functions of the Audit Committee, see "Report of the Audit Committee." During 2004, the Audit Committee consisted of Mr. Turner, Mr. Smith, Mr. Kannappan and Dr. Betz. The Audit Committee held eight meetings during 2004.

        The principal functions of the Compensation Committee are to set the salary and bonus earned by the Chief Executive Officer and other executive officers of the Company; to establish the compensation of directors for service on the Board and Board Committees of the Company; to review all components of executive officer and director compensation for consistency with the Committee's compensation philosophy as in effect from time to time; to review compensation policies applicable to the entire Company; to oversee the administration of the Company's stock option and stock purchase plans; and to perform such other duties regarding compensation for employees, consultants and directors as the Board may delegate from time to time. See "Report of the Compensation Committee on Executive Compensation." During 2004, the Compensation Committee consisted of Mr. Smith, Mr. Kannappan and Dr. Betz, each of whom is independent for purposes of the NASDAQ listing standards. The Compensation Committee held four meetings during 2004.

        The principal functions of the Nominating and Governance Committee are to identify individuals qualified to become Board members; select, or recommend to the Board, director nominees for each election of directors; develop and recommend to the Board criteria for selecting qualified director candidates; consider committee member qualifications, appointment and removal; and recommend corporate governance principles applicable to the Company, and provide oversight in the evaluation of the Board and each committee. During 2004, the Nominating and Governance Committee consisted of Dr. Betz, Mr. Nakayama, and Mr. Smith. Each of the members of the Nominating and Governance Committee is independent for purposes of the NASDAQ listing standards. The Committee did not meet during 2004. A current copy of the charter of the Nominating and Governance Committee is available on the Company's website, at http://www.mattson.com.

Compensation of Directors

        Non-employee directors are paid $7,000 per Board of Directors meeting attended. The Chairman of the Board is paid $10,000 per meeting attended. The Company also reimburses its outside directors for travel expenses and other out-of-pocket expenses associated with attending meetings. Non-employee directors are paid $1,000 or, in the case of the committee chairman, $2,000 per meeting of each committee of the Board attended.

        The Company's Amended and Restated 1989 Stock Option Plan (the "Stock Option Plan") provides for the grant of options to the Company's non-employee directors. Currently, each non-employee director is granted an initial option to purchase 30,000 shares on the date of appointment or election to the Board. In addition, each non-employee director of the Company who has continuously served on the Board for six months as of the date of the Annual Meeting of Stockholders is granted an option to purchase an additional 15,000 shares or, in the case of the Chairman, an option to purchase an additional 20,000 shares, on the date of each Annual Meeting of Stockholders. In addition, each member of the Audit Committee who attends at least 75% of the Committee's meetings during the prior year is granted an option to purchase an additional 2,000 shares on the date of the Annual Meeting of Stockholders.

Policy and Procedure for Director Nomination

        When there is a vacancy on the Board of Directors, the Nominating and Governance Committee is responsible for evaluating candidates to fill such vacancy. The Nominating and Governance Committee is responsible for reviewing the qualifications, independence and skill of all candidates for election to the Board of Directors. The Nominating and Governance Committee does not currently have a formalized policy with regard to the assessment of director candidates. The Nominating and Governance Committee intends to consider adopting such a policy.

        The Nominating and Governance Committee will consider director candidates recommended by stockholders of the Company, based on the same criteria that would apply to candidates identified by a Committee member. There are no specific, minimum qualifications that have been formulated by the Nominating and Governance Committee that must be met by a Nominating and Governance Committee-recommended nominee. The Nominating and Governance Committee believes that it is desirable for a majority of the Company's directors to satisfy the definition of independence for purposes of the applicable NASDAQ listing standards, and for at least one director to possess the attributes necessary to be an "audit committee financial expert."

        Any stockholder who wishes to recommend a candidate for nomination as a director should submit the recommendation in writing to the Company at its principal executive offices, to the attention of the Nominating and Governance Committee, not later than 120 calendar days before the one year anniversary of the Company's mailing of its prior year's Proxy Statement to stockholders. A stockholder recommending a person as a director candidate may be requested by the Nominating and Governance Committee to provide further information for purposes of evaluating the candidate and for the purpose of providing appropriate disclosure to stockholders.

Stockholder Communications with the Directors

        Any stockholder wishing to communicate with the full Board of Directors or any individual directors regarding the Company may write to the director, c/o Ludger Viefhues, Secretary, Mattson Technology, Inc., 47131 Bayside Parkway, M/S 2064 Fremont, California 94538. Communications from stockholders to one or more directors will be collected and organized by the Company's Corporate Secretary under procedures approved by the independent directors. The Corporate Secretary will forward all communications to the Chairman of the Board of Directors, or to the identified director(s), as soon as practicable, although communications that are abusive, in bad taste or that present safety or security concerns may be handled differently. The Corporate Secretary may, in his or her discretion, not forward correspondence if it is primarily commercial in nature or if it relates to an improper or irrelevant topic. If multiple communications are received on a similar topic, the Corporate Secretary may, in his or her discretion, forward only representative correspondence.

Director Attendance at Annual Stockholder Meeting

        The Company typically schedules a Board meeting in conjunction with the Annual Stockholder Meeting. The Company expects, but does not require, that all directors will attend, absent a valid reason, such as a schedule conflict. Last year, all seven members of the Board of Directors attended the Annual Meeting.

Voting Arrangements

        In connection with the business combination in which the Company acquired the semiconductor equipment division of STEAG Electronic Systems AG ("SES"), the Company entered into a Stockholder Agreement with SES and Brad Mattson, the founder and former Chief Executive Officer of the Company, that provided, among other things, for the appointment of two persons designated by SES to join the Company's Board of Directors. Dr. Jochen Melchior and Dr. Hans Georg-Betz were designated by SES and were appointed as directors effective January 1, 2001. The Stockholder Agreement also provided that the Company would cause each of Dr. Melchior and Dr. Betz, or successors designated by SES, to be nominated for election as directors at each Annual Meeting of the Company's stockholders at which their terms as directors will expire. SES sold approximately 4.1 million shares of Company common stock as part of a registered public offering that closed on February 17, 2004, after which SES' beneficial ownership constituted less than 20% of the outstanding shares. As a result, all rights and obligations of the parties to the Stockholder Agreement terminated, except for the right of SES to include its shares of Company common stock in a registration of common stock effected by the Company under the Securities Act of 1933 and to request registration of its shares of Company common stock.

Code of Ethics

        The Board of Directors of the Company has approved a Code of Ethics and Business Conduct that applies to all employees, including the Company's Chief Executive Officer, Chief Operating Officer, Chief Financial Officer and Controller. A copy of the Code of Ethics and Business Conduct can be found posted on the Company's website (http://www.mattson.com). To the extent permitted, the Company intends to disclose any future amendments to its Code of Ethics and Business Conduct by posting the changed version on the same website.

EXECUTIVE COMPENSATION AND OTHER MATTERS

Executive Compensation

        The following table presents information for the years ended December 31, 2002, 2003, and 2004 regarding the compensation paid to the Company's Chief Executive Officer and each of the most highly compensated executive officers who were paid over $100,000 in the most recent fiscal year.

Long Term Compensation Awards/ Securities Underlying Options (#)
Annual Compensation
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)		All Other Compensation ($)(2)
David Dutton Chief Executive Officer and President	2004 2003 2002	429,999 340,000 403,794	455,360 — —	100,626 89,088 105,466	1,500 1,600 1,200
Robert MacKnight Chief Operating Officer	2004 2003 2002	339,346 289,000 309,619	262,135 — —	75,532 66,923 94,372	2,052 6,498 5,796
Ludger Viefhues Chief Financial Officer, Executive Vice President, Finance and Secretary	2004 2003 2002	316,384 272,000 299,284	231,825 — —	75,500 66,575 34,372	4,726 2,948 —

(1)
Bonuses are based on performance or achievement of goals and accrued for the year indicated, but are paid after year end. See "Report of the Compensation Committee on Executive Compensation." No bonuses were paid for 2003 or 2002.

(2)
Except as otherwise described in this footnote, represents for fiscal 2004 the value of employer contributions to accounts of each of the named persons in the Company's 401(k) Plan. Included in 2003 for Mr. MacKnight was a payment of $513 for a spot recognition award.

Stock Options Granted During 2004

        The following table provides the specified information concerning grants of options to purchase the Company's common stock made during the year ended December 31, 2004, to the persons named in the Executive Compensation Table.

Individual Grants in Fiscal 2004
Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(5)
% of Total Options Granted to Employees in Fiscal 2004(2)
Number of Securities Underlying Options Granted(1)
Name				Exercise Price ($/share)(3)		Expiration Date(4)
							5%		10%
David Dutton	626 100,000	0.05 8.76	% %	$ $	12.00 11.03	3/1/2014 3/12/2014	$ $	12,236 1,796,671	$ $	19,484 2,860,898
Robert MacKnight	532 75,000	0.05 6.57	% %	$ $	12.00 11.03	3/1/2014 3/12/2014	$ $	10,399 1,347,503	$ $	16,558 2,145,673
Ludger Viefhues	500 75,000	0.04 6.57	% %	$ $	12.00 11.03	3/1/2014 3/12/2014	$ $	9,773 1,347,503	$ $	15,562 2,145,673

(1)
Options granted in 2004 to executive officers were granted under the Company's 1989 Stock Option Plan, have ten-year terms and, except as set forth below, vest over a period of four years at a rate of 25% after one year and 1/48th each month thereafter, conditioned upon continued employment with the Company.

(2)
The Company granted an aggregate of 1,142,000 options during the year ended December 31, 2004.

(3)
All options were granted at fair market value on the date of grant, representing the closing sale price of the Company's common stock as quoted on the NASDAQ National Market on the date of grant.

(4)
The options in this table may terminate before their expiration upon the termination of the optionee's status as an employee or consultant or upon the optionee's disability or death.

(5)
Potential gains are net of exercise price, but before taxes associated with exercise. These amounts represent certain assumed rates of appreciation only, in accordance with the Securities and Exchange Commission's rules. Actual gains, if any, on stock option exercises are dependent on the future performance of the common stock, overall market conditions and the option holders' continued employment through the vesting period. The 5% and 10% assumed annual rates of appreciation are specified in SEC rules and do not represent the Company's estimate or projection of future stock price growth. The Company does not necessarily agree that this method can properly determine the value of an option and there can be no assurance that the potential realizable values shown in this table will be achieved. One share of stock purchased at $11.03 in 2004 would yield profits of approximately $17.97 per share at 5% appreciation over ten years, or approximately $28.61 per share at 10% appreciation over the same period. One share of stock purchased at $12.00 in 2004 would yield profits of approximately $19.55 per share at 5% appreciation over ten years, or approximately $31.12 per share at 10% appreciation over the same period.

Option Exercises in last Fiscal Year and Fiscal 2004 Year-End Option Values

        The following table provides the specified information concerning exercises of options to purchase the Company's common stock in the year ended December 31, 2004, and unexercised options held as of December 31, 2004, by the persons named in the Executive Compensation Table above.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

			Number of Securities Underlying Unexercised Options at December 31, 2004
					Value of Unexercised In-the-Money Options at December 31, 2004(3)
Name	Shares Acquired on Exercise	Value Realized
			Vested(1)	Unvested(2)	Vested(4)	Unvested
David Dutton	8,900	67,795	388,232	234,948	$1,650,390	$843,628
Robert MacKnight	—	—	288,190	198,637	$1,263,366	$707,561
Ludger Viefhues	—	—	272,257	154,190	$807,864	$537,853

(1)
Represents shares which are immediately exercisable and/or vested. Options granted under the 1989 Stock Option Plan generally vest and become exercisable over a period of four years at a rate of 25% after one year and 1/48th each month thereafter.

(2)
Represents shares which are unvested and not exercisable.

(3)
Market value of underlying securities is based on the closing price of the Company's common stock on December 31, 2004 (the last trading day of the 2004 year), which was $11.21 per share as reported on the NASDAQ National Market.

(4)
Represents value related to shares that are immediately exercisable and/or vested.

        Shares Acquired on Exercise includes all shares underlying the option, or portion of the option, exercised without deducting shares withheld to satisfy tax obligations, sold to pay the exercise price or otherwise disposed of. Value Realized is calculated by multiplying the difference between the market value, deemed to be the closing market price of the Company's common stock on the NASDAQ National Market, and exercise price when exercised by the number of shares acquired upon exercise. The value of any payment by the Company for the exercise price or related taxes is not included. Value of Unexercised In-the-Money Options at Fiscal Year End is calculated by multiplying the difference between the market value and exercise price at year end by the number of options held at year end.

Equity Compensation Plan Information

        The following table gives information about the Company's Common Stock that may be issued upon the exercise of options, warrants and rights under all of the Company's existing equity compensation plans as of December 31, 2004, including the Amended and Restated 1989 Stock Option Plan, and the 1994

Employee Stock Purchase Plan, but excluding the option agreements assumed by the Company in connection with the acquisition of CFM Technologies, Inc. ("CFM") on January 1, 2001.

Plan Category(1)	(a) Number of securities to be issued upon exercise of outstanding options, warrants, and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(2)	5,358,000	$8.62	7,054,803	(3)
Equity compensation plans not approved by security holders	—	—	—

Total	5,358,000		7,054,803

(1)
The information presented in this table excludes options assumed by the Company in connection with acquisitions of other companies. As of December 31, 2004, 4,071 shares of the Company's Common Stock were issuable upon exercise of these assumed options, at a weighted average exercise price of $19.31 per share.

(2)
Represents shares of the Company's Common Stock issuable pursuant to the Company's Amended and Restated 1989 Stock Option Plan, and 1994 Employee Stock Purchase Plan. Note that column (a) does not include Employee Stock Purchase Plan shares.

(3)
Includes 3,798,338 Employee Stock Purchase Plan shares.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

        The Company has entered into a Severance and Executive Change of Control Agreement with Mr. Dutton, the Company's President and Chief Executive Officer, and has entered into an Executive Change of Control Agreement with its two other current executive officers, Mr. MacKnight and Mr. Viefhues (collectively, these agreements are the "Severance Agreements"). Each Severance Agreement provides that severance benefits become payable to the executive in the event that, within 12 months following a "Change of Control" of the Company (described below), the executive is terminated by the Company without good cause. In that event, upon signing a general release, the executive is entitled to receive continuing payment of his then-current base salary and continued coverage under the Company's medical and dental plan, for a severance period of 12 months for the Chief Executive Officer, and 9 months for the other executive officers. The Chief Executive Officer is entitled to this same severance benefit in the event his employment is terminated by the Company without good cause, in the absence of a Change of Control.

        In the event that, within 12 months following a Change of Control of the Company, any of these executive officers terminates his employment with the Company for "good reason" (defined to include a significant reduction in the executive's base salary, the assignment of duties which reflect a material adverse change in his responsibility or status, and transfer of his place of employment by 50 miles or more), and gives 30 days written notice of termination to the Company, then, upon signing a general release, the executive is entitled to receive continuing payment of his then-current base salary and continued coverage under the Company's medical and dental plan, for a severance period of 24 months for the Chief Executive Officer (limited to 18 months for continuation of medical and dental benefits), and 18 months for the other executive officers.

        In addition, the Severance Agreements provide for accelerated vesting of all of the executive's unvested stock options following a Change of Control in the event of a termination that triggers severance benefits. If any part of the benefits under a Severance Agreement is determined by the Company's accountants to be an excess parachute payment under Section 280G of the Internal Revenue Code, then at the executive's option, the payment will be reduced to the minimum extent necessary to have no excess parachute payment. "Change of Control" is defined in the Severance Agreements as an acquisition by any person of beneficial ownership of 50% or more of the Company's voting stock, certain mergers or other business combinations involving the Company, the sale, exchange or transfer of all or substantially all of the assets of the Company, or a liquidation or dissolution of the Company.

        Pursuant to the Company's Amended and Restated 1989 Stock Option Plan, in the event that a change in control of the Company, as defined therein, occurs and the acquiring corporation does not assume or substitute new options for outstanding options granted under the 1989 Plan, any unexercised and unvested portions of the outstanding options will become immediately exercisable and vested in full as of the date ten days prior to the date of the change in control. Any option or portion thereof that is neither assumed or substituted with new options by the acquiring corporation nor exercised as of the date of the change in control will terminate and cease to be outstanding effective as of the date of the change in control.

        Pursuant to the Company's 1994 Employee Stock Purchase Plan, as amended, in the event of a proposed sale of all or substantially all of the Company's assets, or a merger or consolidation of the Company, then in the sole discretion of the plan administrator, (i) each purchase option granted under the 1994 Plan shall be assumed or an equivalent purchase option shall be substituted by the successor corporation, (ii) all outstanding purchase options shall be deemed exercisable on a date set by the administrator that is on or before the date of consummation of such merger, consolidation or sale or (iii) all outstanding purchase options shall terminate and the accumulated payroll deductions shall be returned to the participants.

Compensation Committee Interlocks and Insider Participation

        No interlocking relationship exists between any member of the Company's Board of Directors or Compensation Committee and any member of the board of directors or compensation committee of any other company.

Certain Relationships and Related Transactions

        At January 1, 2004, the Company had $576,000 of principal and accrued interest outstanding from Brad Mattson under loans issued in 2002. The principal balance of $500,000 was fully repaid by Mr. Mattson on January 7, 2004. On October 1, 2004, Mr. Mattson paid in full the accrued interest of $76,000. Mr. Mattson resigned as an officer of the Company in October 2001 and resigned as a director in November 2002.

        On February 17, 2004, STEAG Electronic Systems AG ("SES") sold approximately 4.3 million shares of the Company's common stock in an underwritten public offering at $11.50 per share. Following that sale, SES continued to hold approximately 8,861,144 shares of common stock of the Company, or 17.8% of the then outstanding shares. As a result of the Company's acquisition of Vortek Industries Ltd., described in the next paragraph, the Company issued an additional 271,147 shares of common stock to an affiliate of SES. As a result, SES may be deemed to beneficially own 9,132,291 shares of the Company's common stock, or 17.7% of the outstanding shares as of March 15, 2005.

        On October 27, 2004, the Company completed the acquisition of Vortek Industries Ltd. ("Vortek"), a privately held corporation amalgamated under the laws of British Columbia. Vortek is a developer of millisecond flash annealing technology for rapid thermal processing of silicon wafers, for use in the manufacture of semiconductors. Vortek is based in Vancouver, Canada. As consideration for the acquisition of Vortek, the Company issued an aggregate of 1,452,808 shares of Company common stock, which represented approximately 2.8% of the outstanding common shares of the Company. The Company acquired debt and equity ownership interests in Vortek from: Trian Equities Ltd., BCI Ventures Inc., Lake Street Capital Fund I, L.P., Ventrum GmbH & Co., West STEAG Partners GmbH ("WSP"), and seven individuals who are associated with WSP (collectively the "Vortek Sellers"). WSP is a venture capital firm, 50% of the equity capital of which is owned by SES. WSP received 271,147 shares of Company common stock as a result of the Vortek acquisition. Two of the individual Vortek Sellers are members of the Board of Directors of the Company, and were at the time of the transaction affiliated with SES or WSP. Dr. Jochen Melchior is a director and the Chairman of the Board of the Company, and was until December 2004 the Chairman of the Supervisory Board of SES and the Chairman of the Supervisory Board of WSP. He received 275 shares of Company common stock as a result of the Vortek transaction. Dr. Hans Betz is a director and a member of the Audit Committee of the Company. Dr. Betz has been Chief Executive Officer of WSP since August 2001. He received 889 shares of Company common stock as a result of the transaction. In connection with the Vortek acquisition, the Company entered into a Stock Registration and Restriction Agreement, dated as of October 27, 2004, with the Vortek Sellers pursuant to which the Company agreed to register 80% of the shares issued in the Vortek acquisition under the Securities Act of 1933, and the Vortek Sellers agreed to certain restrictions on the transfer of such shares.

        On March 17, 2003, the Company subleased its Pliezhausen, Germany property to SCP Global Technologies (SCP), as a result of the divestiture of the Wet Products Division to SCP. Under the sublease, SCP had the right upon 90 days notice to partially or completely terminate the sublease. In the second quarter of 2004, SCP terminated the sublease completely. The Company was responsible for the future lease costs of approximately $2.6 million through August 2006, net of recovery efforts and any sublease income. In December 2004, the Company entered into an agreement with the landlord to terminate the lease and agreed to pay 1.5 million Euros (approximately $2.0 million) in four installments from January 2005 through September 2005. The landlord for this property is an affiliate of SES, the Company's largest stockholder. As a result, the Company has been released from any further legal commitments under the lease with effect from January 1, 2005.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten-percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such persons.

        To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representation from certain reporting persons that no other reports were required, the Company believes that during 2004, its executive officers, directors and 10% stockholders complied with all Section 16(a) filing requirements.

COMPARISON OF STOCKHOLDER RETURN

        Set forth below is a line graph comparing the annual percentage change in the cumulative total return of the Company's common stock with the cumulative total return of the NASDAQ Stock Market Index—US and the NASDAQ Electronic Components Index for the period commencing December 31, 1999 and ending December 31, 2004.

Comparison of Cumulative Total Return From December 31, 1999 through December 31, 2004
Mattson, Total Return Index for the NASDAQ Stock Market and
NASDAQ Electronic Components Index(1)

	12/31/1999	12/31/2000	12/31/2001	12/31/2002	12/31/2003	12/31/2004
MATTSON TECHNOLOGY, INC.	100.00	60.22	51.45	16.70	70.66	65.75
NASDAQ STOCK MARKET (U.S.)	100.00	60.30	45.49	26.40	38.36	40.51
NASDAQ ELECTRONIC COMPONENTS	100.00	81.8	70.04	34.99	67.83	53.3

(1)
Assumes that $100.00 was invested in the Company's common stock and in each index at market closing prices on December 31, 1999, and that all dividends were reinvested. No cash dividends have been declared on our common stock. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee of the Board of Directors is responsible for monitoring the integrity of the Company's consolidated financial statements, its system of internal controls and the independence and performance of its independent registered public accounting firm ("the independent auditors"). The Audit Committee is also responsible for the selection of the Company's independent auditors, and approves all professional services performed by the independent auditors. The Audit Committee is composed of four independent, non-employee directors and operates under a written charter adopted and approved by the Board of Directors. (The charter for the Audit Committee is available on the Company's website, and was included as Appendix A to the Proxy Statement for the 2004 annual meeting of stockholders.) The members of the Audit Committee during 2004 were, and currently are, William Turner (Chairman), Kenneth Kannappan, Dr. Hans-Georg Betz and Kenneth Smith. Each of the members of the Audit Committee are independent for purposes of the NASDAQ listing standards as they apply to audit committee members. The Board has determined that William Turner is an "audit committee financial expert" as defined by SEC rules.

        Management is responsible for the financial reporting process, and for establishing and maintaining adequate internal control over financial reporting, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America. The independent auditors have the responsibility to express an opinion on the financial statements and on the internal control over financial reporting based on an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board (U.S.). Our responsibility is to monitor and review these processes; as well as to review the independent audit plan and the reports of the independent auditors. We rely on the information provided to us and on the representations made by management and the independent auditors.

        In this context, we held eight meetings during 2004. The meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, management and the Company's independent auditors. PricewaterhouseCoopers LLP ("PwC") performed the audit of the Company's financial statement for 2004 as its independent auditors, and has been selected by the Audit Committee to perform the audit for 2005. We discussed with the Company's management and PwC the overall scope of and plan for the 2004 audit, before it was performed by PwC. We met with PwC to discuss the results of their examination.

        We have reviewed and discussed the audited consolidated financial statements for the year ended December 31, 2004 with management and PwC, contained in the Annual Report on Form 10-K for the year ended December 31, 2004.

        We also discussed with the independent auditors matters required to be discussed with audit committees under auditing standards generally accepted in the United States of America, including, among other things, matters related to the conduct of the audit of the Company's consolidated financial statements and the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees).

        The Company's independent auditors also provided to us the written disclosures and a letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and we discussed with the independent auditors their independence from the Company. When considering PwC's independence, we considered whether their provision of services to the Company beyond those rendered in connection with their audit and review of the Company's consolidated financial statements was compatible with maintaining their independence. We also reviewed, among other things, and pre-approved the fees paid to the independent auditors for audit and non-audit services.

        Based on our review and these meetings, discussions and reports, and subject to the limitations on our role and responsibilities referred to above and in the Audit Committee Charter, we recommended to the Board of Directors that the Company's audited consolidated financial statements for the year ended December 31, 2004 be included in the Company's Annual Report on Form 10-K.

AUDIT COMMITTEE
April 20, 2005
William Turner, Chairman Kenneth Kannappan Kenneth Smith Hans-Georg Betz

Audit and Related Fees

        The following table presents fees paid by the Company for professional services rendered by PricewaterhouseCoopers LLP ("PwC") for the years ended December 31, 2004 and 2003.

	Fiscal 2004 Fees	Fiscal 2003 Fees
Audit Fees	$1,684,000	$876,000
Audit-Related Fees	64,000	240,000
Tax Fees	7,000	40,000
All Other Fees	—	1,000

Total Fees	$1,755,000	$1,157,000

Audit Fees were for professional services rendered for the audit of the Company's consolidated financial statements included in the Company's Annual Report on Form 10-K, review of the interim consolidated financial statements included in quarterly reports on Form 10-Q, audit and assessment of the Company's internal controls over financial reporting and services that are normally provided by PwC in connection with statutory and regulatory filings or engagements.

Audit-Related Fees were for assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements and are not reported under "Audit Fees." These services include employee benefit plan audits, accounting consultations in connection with attest services that are not required by statute or regulation, and consultations concerning financial accounting and reporting standards.

Tax Fees were for professional services for federal, state and international tax compliance, tax advice and tax planning.

All Other Fees were for services other than the services reported above.

        The Audit Committee has concluded that the provision of the non-audit services listed above is compatible with maintaining the independence of PwC. All of the services reflected in the table were pre-approved by the Audit Committee.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

        The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Any pre-approval is detailed as to the particular service or category of services, and is generally subject to a specific budget. The independent auditors and management periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. In addition, any audit and non-audit fees for newly proposed professional services that arise during the year, or changes to previously approved fees and work, are reviewed and approved in advance of commencement of such services by the Audit Committee at their regularly scheduled meetings throughout the year. Should a situation arise that requires approval between meetings, the Audit Committee has delegated authority to its Chairman to authorize such pre-approval and report on same at the next regularly scheduled meeting.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

        The Compensation Committee recommends to the Company's Board of Directors compensation of Company directors and officers and oversees the administration of the Company's Option Plan.

Compensation Philosophy

        In structuring the Company's compensation programs, the Compensation Committee's goals are to align compensation with the Company's business objectives and performance and to enable it to attract, retain and reward executive officers and other key employees who contribute to the long-term success of the Company. The Compensation Committee also seeks to link executive compensation with the creation of long-term stockholder value. Consistent with these goals, the Company's compensation programs include a mix of salary, bonus and stock options. In particular, stock options are used to link executive incentives and the creation of stockholder value.

        In addressing compensation issues, the Committee is influenced by several factors which arise from the Company's current position and industry. The Company competes against many companies that are substantially larger than the Company and sells primarily to very large customers. The Company must be in a position to attract and maintain a management team with sufficient experience and credibility with customers to compete. Moreover, the Company has grown in size and complexity, and the Company must have a management team which has the ability to address that growth and successfully manage a much larger business. The Company also is involved in a highly cyclical industry that can experience significant slowdowns, as it currently is, and declines in financial performance and stock price which are not related to the performance of management.

        Base Salary.    The Compensation Committee reviews annually each executive officer's base salary. When reviewing base salaries, the Compensation Committee considers individual and corporate performance, levels of responsibility, prior experience, breadth of knowledge and competitive pay practices.

        Bonus.    The Company's bonus plan provides for bonuses to be awarded to key employees based on specific goals achieved by the Company and the relative level of achievement of goals by the key employees. The bonus plan is designed such that bonuses when combined with salaries create total compensation which is competitive with other companies against which the Company competes in hiring and retaining key employees. Bonus awards depend on the extent to which Company and individual performance objectives are achieved. For 2004, the Company's overall performance objective focused on performance relative to plan in operating profit. The bonuses paid for 2004 to the Company's executive officers reflected both the Company's achievement of targeted income from operations, and an assessment of each individual's achievement of their personal objectives and overall performance.

        Options.    The purpose of the Company's Option Plan is to provide employees of the Company with an opportunity to share, along with stockholders of the Company, in the long-term performance of the Company. The Committee makes periodic grants of stock options to eligible employees, generally upon commencement of employment or following a significant change in job responsibilities. Stock options generally vest over a four-year period and expire ten years from the date of grant. The exercise price of options is generally 100% of fair market value of the underlying stock on the date of grant. In awarding stock options, the Committee considers individual performance, overall contribution to the Company, retention, the number of unvested stock options and the total number of stock options to be awarded.

        Section 162(m) of the Internal Revenue Code (the "Code") imposes limitations on the deductibility for federal income tax purposes of compensation over $1 million paid to certain executive officers in a taxable year. Compensation above $1 million may only be deducted if it is "performance-based compensation" within the meaning of the Code. Income from options granted under the Company's stock option plan would generally qualify for a deduction under these restrictions so long as the options are granted by a committee whose members are non-employee directors. The Committee believes that at the present time it is unlikely that the compensation paid to any executive officer in a taxable year which is subject to the deduction limit will exceed $1 million. In addition, no employee may receive in any fiscal year options to purchase in excess of 500,000 shares. The Compensation Committee has established a policy for determining the forms of incentive compensation awarded to its executive officers that qualify as "performance-based compensation," namely achievement of corporate goals and individual objectives. The Compensation Committee intends to continue to evaluate the effects of the statute and any Treasury regulations and the advisability of qualifying its executive compensation for deductibility of such compensation. The Compensation Committee's policy is to qualify its executive compensation for deductibility under applicable tax laws to the extent practicable.

Chief Executive Officer Compensation

        The Compensation Committee uses the same procedures described above in setting the annual salary, bonus and stock option awards for the Chief Executive Officer. The Chief Executive Officer's salary is determined based on comparisons with competitive companies as described above. A bonus was paid to the Chief Executive Officer for 2004 based on the Company's achievement of the targeted income from operations, and upon an assessment of his achievement of individual objectives and overall performance. In awarding stock options, the Committee considers the Chief Executive Officer's performance, overall contribution to the Company, retention, the number of unvested options and the total number of options to be granted.

Conclusion

        As a significant portion of the Company's compensation program is linked to Company performance, the Committee believes that compensation is closely tied to increases in long-term stockholder value.

COMPENSATION COMMITTEE
April 20, 2005
Hans-Georg Betz, Chairman Kenneth Kannappan Kenneth G. Smith

PROPOSAL TWO

AMEND AND RESTATE THE 1989 STOCK OPTION PLAN
AS THE 2005 EQUITY INCENTIVE PLAN

        At the Annual Meeting, the stockholders will be asked to approve the amendment and restatement of the Company's 1989 Stock Option Plan (the "1989 Plan") as the 2005 Equity Incentive Plan (the "2005 Plan"). The 1989 Plan was originally adopted by the Board of Directors in September 1989, subsequently approved by the stockholders, and thereafter has been amended from time to time. Through the date of the Annual Meeting, the stockholders have cumulatively authorized us to issue a total of 11,975,000 shares of the Company's common stock under the 1989 Plan. As of March 27, 2005, out of the total shares authorized for issuance under the 1989 Plan, 3,449,175 shares had been issued, 5,966,163 shares were subject to outstanding options, and 2,559,662 shares remained available for future grant. The only type of equity incentive currently authorized under the 1989 Plan is stock options.

        On March 18, 2005, the Board of Directors adopted amendments to the 1989 Plan to expand the types of stock-based incentives authorized under the 1989 Plan and to restate the 1989 Plan as the 2005 Plan, subject to the approval of our stockholders. Approval of the 2005 Plan will not increase the number of shares of common stock authorized for issuance to employees, but it will provide us with greater flexibility in structuring the terms of the equity incentives we use to attract, retain and motivate employees. In addition to stock options, the 2005 Plan authorizes the grant of stock purchase rights, stock bonuses and restricted stock units. If the stockholders approve this proposal, the amended terms of the 2005 Plan will become effective on the day of the Annual Meeting. If the stockholders do not approve this proposal, the 1989 Plan will remain in effect in accordance with its existing provisions.

        We operate in a challenging marketplace in which our success depends to a great extent on our ability to attract and retain employees of the highest caliber. The Board of Directors believes that the Company must offer a competitive equity incentive program if it is to successfully attract and retain the best possible candidates for positions of responsibility. The 2005 Plan will provide the Board's Compensation Committee with a range of incentive tools and sufficient flexibility to permit it to make the most effective use of the shares our stockholders have previously authorized for incentive purposes.

        The 2005 Plan is also designed to preserve our ability to deduct in full, for federal income tax purposes, the compensation recognized by certain executive officers in connection with certain awards granted under the 2005 Plan. Section 162(m) of the Internal Revenue Code generally denies a corporate tax deduction for annual compensation exceeding $1 million paid by a publicly held company to its chief executive officer or to any of its four other most highly compensated officers. However, compensation that is deemed to be "performance-based" under Section 162(m) is generally excluded from this limit. To enable compensation received in connection with stock options and certain stock awards and restricted stock unit awards granted under the 2005 Plan to qualify as "performance-based" within the meaning of Section 162(m), the stockholders are being asked to approve certain material terms of the 2005 Plan. By approving the amendment and restatement of the 1989 Plan as the 2005 Plan, the stockholders will be approving, among other things:

  •
  the eligibility requirements for participation in the 2005 Plan;

  •
  the performance measures upon which the grant or vesting of certain stock and restricted stock unit awards may be based; and

  •
  the maximum numbers of shares for which awards may be granted to an employee in any fiscal year.

        While we believe that compensation in connection with such awards under the 2005 Plan generally will be deductible by the Company for federal income tax purposes, under certain circumstances, such as a change in control of the Company, compensation paid in settlement of certain awards may not qualify as "performance-based."

        Our Board of Directors is well aware of the criticism that has been leveled generally against the misuse of stock-based compensation by some companies. The Board believes that, as amended, the 2005 Plan takes steps to address possible concerns of our stockholders. These include:

  •
  Stock options may not be repriced without the approval of our stockholders.

  •
  No discount from fair market value is permitted in setting the exercise price of stock options.

  •
  Stock options may not have a term longer than seven years.

  •
  Each share subject to an award of stock or restricted stock units will reduce the number of shares remaining available for grant under the 2005 Plan by 1.75 shares.

  •
  The 2005 Plan establishes a list of measures of business and financial performance from which the Compensation Committee may construct predetermined performance goals that must be met for an award to vest.

  •
  The number of shares for which awards may be granted to nonemployee directors is expressly limited.

  •
  The 2005 Plan has a fixed term of ten years.

        The Board of Directors believes that the 2005 Plan will serve a critical role in attracting and retaining the high caliber employees, directors and consultants essential to our success and in motivating these individuals to strive to meet our goals. Therefore, our Board urges you to vote to approve the amendment and restatement of the 1989 Stock Option Plan as 2005 Equity Incentive Plan.

Summary of the 2005 Plan

        The following summary of the 2005 Plan, as amended and restated from the 1989 Plan, is qualified in its entirety by the specific language of the 2005 Plan, a copy of which is available to any stockholder upon request from the Company, sent to the attention of the Corporate Secretary at the Company's headquarters address set forth on the first page of this Proxy Statement, and is also available online to any interested person at the website of the Securities and Exchange Commission (http://www.sec.gov) through a search of the EDGAR database, where the 2005 Plan has been furnished as an Appendix to this Proxy Statement.

        General.    The purpose of the 2005 Plan is to advance the interests of the Company by providing a means through which the Company may attract and retain able employees, directors and consultants upon whom responsibility for the success of the Company rests and to provide them with a proprietary interest in the development and financial success of the Company that will encourage them to devote their best efforts to the business of the Company. These incentives may be provided under the 2005 Plan through the grant of stock options, stock awards (stock purchase rights and stock bonuses) and restricted stock units.

        Authorized Shares.    The 2005 Plan, as amended and restated from the 1989 Plan, does not increase the number of shares previously authorized by the stockholders. The maximum aggregate total number of shares that may be issued under the 1989 Plan and the 2005 Plan is 11,975,000, of which, a total of 2,559,662 shares remained available for the future grant of awards under the 2005 Plan as of March 27, 2005. Shares issued under the 2005 Plan may be authorized but unissued or reacquired shares of common stock of the Company.

        Share Accounting and Adjustments.    Each share subject to a stock option granted under the 2005 Plan will reduce the number of shares remaining available for grant by one share, while each share subject to an award granted under the 2005 Plan other than a stock option will reduce the number of shares remaining available for grant by 1.75 shares. If any award granted under the 2005 Plan expires or otherwise terminates for any reason without having been exercised or settled in full, or if shares subject to forfeiture or repurchase at the participant's purchase price are forfeited or repurchased by the Company, any such shares reacquired or subject to a terminated award will again become available for issuance under the 2005 Plan. Shares will not be treated as having been issued under the 2005 Plan and will therefore not reduce the number of shares available for grant to the extent a restricted stock unit award is settled in cash. The Compensation Committee of the Board of Directors, in its discretion and to prevent dilution or enlargement of participants' rights under the 2005 Plan, will adjust the number of shares authorized under the 2005 Plan, the numerical limits on awards described below under "Certain Award Limits" and the number and kind of shares and exercise price subject to outstanding awards in the event of any change in our common stock through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or similar change in our capital structure, or if we make a distribution to our stockholders in a form other than common stock (excluding normal cash dividends) that has a material effect on the fair market value of our common stock. In such circumstances, the Compensation Committee also has the discretion under the 2005 Plan to adjust the terms of outstanding awards as it deems appropriate. Without affecting the number of shares available for grant under the 2005 Plan, the Compensation Committee may authorize the issuance or assumption of benefits under the 2005 Plan in connection with any merger, consolidation or similar transaction on such terms and conditions as it deems appropriate.

        Certain Award Limits.    In addition to the limitation described above on the total number of shares of our common stock that will be authorized for issuance under the 2005 Plan, the 2005 Plan limits the numbers of shares that may be issued under each type of award, subject to adjustment as described under "Share Accounting and Adjustments" above. No more than 11,975,000 shares may be issued upon the exercise of incentive stock options granted under the 2005 Plan. No more than 5% of the maximum aggregate number of shares authorized under the 2005 Plan may be issued pursuant to any awards other than options that provide for vesting more rapidly than over a period of three years if vesting is based upon continued service alone or that have a performance period of less than 12 months if vesting is based on the attainment of performance goals. To enable compensation in connection with certain types of awards to qualify as "performance-based" within the meaning of Section 162(m), the 2005 Plan establishes limits on the maximum aggregate number of shares for which awards may be granted to an employee in any fiscal year. No employee may be granted in any fiscal year one or more stock options or one or more awards of stock or restricted stock units for more than 500,000 shares. A nonemployee director may not be granted an award for more than 20,000 shares in any fiscal year, except that this limit may be increased by up to an additional 20,000 shares in the fiscal year in which the nonemployee director is first appointed or elected to the Board of Directors, by up to an additional 10,000 shares in any fiscal year in which the nonemployee director is serving as chairman of the Board, and by up to and additional 10,000 shares in any fiscal year in which the nonemployee director is serving on one or more committees of the Board, whether as a member or chairman of the committee.

        Administration.    The 2005 Plan will be administered by the Compensation Committee of the Board of Directors or another committee of the Board of Directors appointed to administer the 2005 Plan, or, in the absence of such committee, by the Board. (For purposes of this summary, the term "Committee" refers to either such committee or the Board of Directors.) Subject to the provisions of the 2005 Plan, the Committee will determine in its discretion the persons to whom and the times at which awards are granted, the types and sizes of awards, and all of their terms and conditions. The Committee may amend or cancel any award, waive any restrictions or conditions applicable to any award, and accelerate, extend or defer the vesting of any award. The Committee may delegate to one or more of its members or one or more officers of the Company the authority to grant awards under the 2005 Plan. The 2005 Plan provides, subject to certain limitations, for indemnification by the Company of any director or officer against all reasonable expenses, including attorneys' fees, incurred in connection with any legal action arising from such person's action or failure to act in administering the 2005 Plan. All awards granted under the 2005 Plan will be evidenced by a written agreement between the Company and the participant specifying the terms and conditions of the award, consistent with the requirements of the 2005 Plan. The Committee will interpret the 2005 Plan and awards granted thereunder, and all determinations of the Committee will be final and binding on all persons having an interest in the 2005 Plan or any award.

        Prohibition of Option Repricing.    The 2005 Plan expressly provides that, without the approval of a majority of the votes cast in person or by proxy at a meeting of our stockholders, the Committee may not provide for either the cancellation of outstanding options in exchange for the grant of new options at a lower exercise price or the amendment of outstanding options to reduce the exercise price.

        Eligibility.    Awards may be granted to employees, consultants and directors of the Company or any subsidiary or parent corporation. Incentive stock options may be granted only to employees. As of March 27, 2005, the Company had approximately 649 employees, including 3 executive officers, and 6 nonemployee directors who would be eligible to receive awards under the 2005 Plan.

        Stock Options.    The Committee may grant incentive stock options within the meaning of Section 422 of the Internal Revenue Code, nonstatutory stock options or any combination of these. The Committee establishes the exercise prices of options, provided that each option must have an exercise price that is not less than the fair market value of a share of our common stock on the date of grant, except that options granted pursuant to an assumption or substitution of another option in a manner that would qualify under Section 424(a) of the Internal Revenue Code may have exercise prices less than such minimum price. Any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company (a "10% Stockholder") must have an exercise price equal to at least 110% of the fair market value of a share of common stock on the date of grant. The closing price of our common stock as reported on the NASDAQ National Market on March 25, 2005 was $8.03 per share. The 2005 Plan provides that the option exercise price may be paid in cash or its equivalent, by tender of shares of common stock owned by the participant having a fair market value not less than the exercise price, by means of a broker-assisted cashless exercise or by other consideration as approved by the Committee from time to time.

        Options will become vested and exercisable at such times and subject to such conditions and restrictions as may be specified by the Committee, including the attainment of one or more performance goals, as described under "Performance Goals" below. The maximum term of an option granted under the 2005 Plan is seven years, provided that an incentive stock option granted to a 10% Stockholder must have a term not exceeding five years. Prior to its amendment, the maximum term of an option granted under the 1989 Plan was ten years. Options will remain exercisable for such period of time following a participant's termination of service as determined by the Committee and provided in the participant's award agreement, provided that in no case may an option be exercised after its expiration date. Options will become exercisable in full upon a participant's termination of service due to death or disability.

        Incentive stock options are not transferable by the participant other than by will or by the laws of descent and distribution, and are exercisable during the participant's lifetime only by the participant. If permitted by the Committee, nonstatutory stock options granted under the 2005 Plan may be transferred by gift or domestic relations order to one or more family members.

        Stock Awards.    The Committee may grant stock awards under the 2005 Plan either in the form of a stock purchase right, giving a participant an immediate right to purchase common stock, or in the form of a stock bonus, for which the participant furnishes consideration in the form of services to the Company. The Committee determines the purchase price payable under stock purchase awards, which may be less than the then current fair market value of our common stock. Stock awards may be subject to vesting conditions based on service or the achievement of such performance criteria as the Committee specifies, including the attainment of one or more performance goals as described under "Performance Goals" below. Unless otherwise provided by the Committee, a participant will forfeit any shares of stock as to which vesting conditions have not been satisfied prior to the participant's termination of service for any reason other than the participant's death or disability. Stock awards will vest in full upon the termination of the participant's service due to death or disability. Unless otherwise determined by the Committee, participants holding stock awards subject to vesting conditions will have the right to vote the shares and to receive any dividends paid, except that dividends or other distributions paid in shares will be subject to the same restrictions as the original award.

        Restricted Stock Units.    The Committee may grant restricted stock units under the 2005 Plan, which represent rights to receive shares of our common stock at a future date determined in accordance with the participant's award agreement. No monetary payment is required for receipt of restricted stock units or the shares issued in settlement of the award, the consideration for which is furnished in the form of the participant's services to the Company. The Committee may grant restricted stock unit awards subject to the attainment of one or more performance goals, as described under "Performance Goals" below, or may make the awards subject to vesting conditions similar to those applicable to stock awards. Unless otherwise provided by the Committee, a participant will forfeit any restricted stock units which have not vested prior to the participant's termination of service. Participants have no voting rights or rights to receive cash dividends with respect to restricted stock unit awards until shares of common stock are issued in settlement of such awards. However, the Committee may grant restricted stock units that entitle their holders to dividend equivalent rights, which are rights to receive additional restricted stock units for a number of shares whose value is equal to any cash dividends we pay. Restricted stock units will be settled by distribution to the participant of a number of whole shares of common stock equal to the number of restricted stock units subject to the award on the date on which the units vest or another date specified by the Committee or elected by the participant and set forth in the award agreement. Alternatively, the Committee may provide for settlement of restricted stock units in cash for an amount equal to the fair market value of the shares otherwise issuable to the participant.

        Nonemployee Director Awards.    The Committee may, from time to time, establish awards to be granted on a periodic, nondiscretionary basis to all the members of the Board of Directors who are not employees of the Company or any subsidiary or parent corporation. Additional awards may be granted to nonemployee directors in consideration of their service on one or more committees of the Board, service as chair of a committee of the Board, service as chairman of the Board or the individual's initial appointment or election to the Board. Subject to the limits described above under "Certain Award Limits," the Committee will determine the amount(s) and type(s) of such awards, which may be any type of award authorized under the 2005 Plan. Prior to its amendment, the 1989 Plan provided for the automatic grant of an option for 30,000 shares upon an individual's initial appointment or election as a nonemployee director and the automatic grant on the date of each annual meeting of the stockholders of an option for 10,000 shares to each person remaining a nonemployee director following such meeting who has served continuously as a director for at least six months.

        Performance Goals.    The Committee may grant awards or provide for the vesting of awards subject to the attainment of such performance goals over such performance periods as the Committee determines in writing and sets forth in a written agreement between the Company and the participant. Prior to the beginning of the applicable performance period or such later date as permitted under Section 162(m) of the Internal Revenue Code in the case of an award intended to result in the payment of performance-based compensation under Section 162(m), the Committee will establish one or more performance goals applicable to the award. Performance goals will be based on the attainment of specified target levels with respect to one or more measures of business or financial performance of the Company and/or any subsidiary of the Company or any of their business units as may be selected by the Committee. The Committee, in its discretion, may base performance goals on one or more of the following such measures:

  Revenue; sales; expenses; operating income; gross margin; operating margin; earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization; pre-tax profit; net operating income; net income; economic value added; free cash flow; operating cash flow; stock price; earnings per share; return on stockholder equity; return on capital; return on assets; return on investment; balance of cash, cash equivalents and marketable securities; market share; number of customers; customer satisfaction; product development; completion of a joint venture or other corporate transaction; inventory turns and days sales outstanding.

        The target levels with respect to these performance measures may be expressed on an absolute basis or relative to a standard specified by the Committee. The degree of attainment of performance measures will be calculated in accordance with generally accepted accounting principles, and, according to criteria established by the Committee, excluding the effect (whether positive or negative) of changes in accounting standards or any extraordinary, unusual or nonrecurring item occurring after the establishment of the performance goals applicable to a performance award.

        The Committee retains the discretion to eliminate or reduce, but not increase, the amount that would otherwise be payable on the basis of the performance goals attained to a participant who is a "covered employee" within the meaning of Section 162(m). If a participant's service terminates for any reason prior to completion of the performance period applicable to an award, the 2005 Plan provides that, unless otherwise determined by the Committee, the award will be forfeited.

        Change in Control.    In the event of a "change in control," as such term is defined by the 2005 Plan, the surviving, continuing, successor or purchasing entity or its parent may, without the consent of any participant, either assume or continue in effect any or all outstanding options or substitute substantially equivalent options for its stock. Any options which are not assumed or continued in connection with a change in control will become immediately exercisable and vested in full as of the date of the change in control and will terminate if not exercised as of the time of the change in control. In addition, the Committee may provide for the acceleration of vesting of any or all outstanding options upon such terms and to such extent as it determines. The 2005 Plan also authorizes the Committee, in its discretion and without the consent of any participant, to cancel each or any outstanding option upon a change in control in exchange for a payment to the participant with respect to each vested share subject to the cancelled award (and each unvested share if so determined by the Committee) of an amount equal to the excess of the consideration to be paid per share of common stock in the change in control transaction over the exercise price per share under the option. The Committee, in its discretion, may provide in the event of a change in control for the acceleration of vesting and/or settlement of any stock award or restricted stock unit award held by a participant upon such conditions and to such extent as determined by the Committee. The vesting and exercisability of nonemployee director awards automatically will accelerate in full upon a change in control.

        Termination or Amendment.    The 2005 Plan will continue in effect until its termination by the Committee, provided that all awards, other than incentive stock options, shall be granted within 10 years from the effective date of its adoption upon approval by the stockholders. Incentive stock options may not be granted after February 3, 2013. Prior to its amendment, the 1989 Plan limited to a ten year term only the grant of incentive stock options. The Committee may terminate or amend the 2005 Plan at any time, provided that no amendment may be made without stockholder approval that would increase the maximum aggregate number of shares of stock authorized for issuance under the 2005 Plan, change the class of persons eligible to receive incentive stock options, permit the grant of an option with an exercise price less than the fair market value of share of common stock on the effective date of grant, or require stockholder approval under any applicable law, regulation or rule. No termination or amendment may affect any outstanding award unless expressly provided by the Committee, and, in any event, may not adversely affect an outstanding award without the consent of the participant unless necessary to comply with any applicable law, including, but not limited to, Section 409A of the Internal Revenue Code, providing rules regarding the taxation of nonqualified deferred compensation plans.

Summary of U.S. Federal Income Tax Consequences

        The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the 2005 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

        Incentive Stock Options.    A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option. Participants who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. In such event, we will not be entitled to any corresponding deduction for federal income tax purposes. In the event of the participant's disposition of shares before both of these holding periods have been satisfied (a "disqualifying disposition"), the participant will recognize ordinary income equal to the spread between the option exercise price and the fair market value of the shares on the date of exercise, but in most cases not to exceed the gain realized on the sale, if lower. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Internal Revenue Code.

        In general, the difference between the option exercise price and the fair market value of the shares on the date when an incentive stock option is exercised is treated as an adjustment in computing income that may be subject to the alternative minimum tax, which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to participants subject to the alternative minimum tax.

        Nonstatutory Stock Options.    Options not designated or qualifying as incentive stock options are nonstatutory stock options having no special tax status. A participant generally recognizes no taxable income upon receipt of such an option. Upon exercising a nonstatutory stock option, the participant normally recognizes ordinary income equal to the difference between the exercise price paid and the fair market value of the shares on the date when the option is exercised. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the exercise date, will be taxed as capital gain or loss. The Company generally should be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Internal Revenue Code.

        Stock Awards.    A participant acquiring stock by means of a stock purchase right or stock bonus generally will recognize ordinary income equal to the excess of the fair market value of the shares on the "determination date" over the price paid, if any, for such shares. The "determination date" is the date on which the participant acquires the shares unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture. If the determination date is after the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date on which the shares are acquired. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of shares acquired pursuant to a stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

        Restricted Stock Unit Awards.    A participant generally will recognize no income upon the grant of a restricted stock unit award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of settlement in an amount equal to the cash received and the fair market value of any shares of stock received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the settlement date, will be taxed as capital gain or loss. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the settlement date, except to the extent such deduction is limited by applicable provisions of the Internal Revenue Code.

Options Granted to Certain Persons

        The aggregate numbers of shares of common stock subject to options granted to certain persons under the Plan from its inception through March 27, 2005 are as follows: (i) David Dutton, President and Chief Executive Officer, 756,180 shares; (ii) Robert MacKnight, Chief Operating Officer, 561,827 shares; and (iii) Ludger Viefhues, Chief Financial Officer, Executive Vice President, Finance and Secretary, 501,447 shares; (iv) all current executive officers as a group, an aggregate of 1,819,454 shares; (v) all current directors who are not executive officers as a group, an aggregate of 535,979 shares; and (vi) all employees, including current officers who are not executive officers, as a group, an aggregate of 13,986,661 shares. Since its inception, no options have been granted under the Plan to any other nominee for election as a director, or any associate of any such director, nominee or executive officer, and no other person has been granted five percent or more of the total amount of options granted under the Plan.

Required Vote and Board of Directors Recommendation

        Approval of this proposal requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote on this proposal. If you hold your shares in your own name and abstain from voting on this matter, your abstention will have the same effect as a negative vote. If you hold your shares through a broker and you do not instruct the broker on how to vote on this proposal, your broker will not have authority to vote your shares. Broker non-votes will have no effect on the outcome of this vote. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum.

        The Board of Directors believes that the amendment and restatement of the 1989 Plan as the 2005 Plan is in the best interests of the Company and its stockholders for the reasons stated above. Therefore, the Board of Directors unanimously recommends a vote "FOR" approval of the amendment and restatement of the 1989 Stock Option Plan as the 2005 Equity Incentive Plan.

PROPOSAL THREE

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

        The Audit Committee of the Board of Directors has selected PricewaterhouseCoopers LLP ("PwC") as the Company's independent registered public accountants for the year ending December 31, 2005. Representatives of PwC are expected to be present at the Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

        Stockholder ratification of the selection of PwC as the Company's independent registered public accountants is not required by the Company's Bylaws or otherwise. The Company is submitting the selection of PwC to the stockholders for ratification as a matter of good corporate practice. In the event the stockholders fail to ratify the selection, the Audit Committee of the Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change could be in the best interests of the Company and its stockholders.

        See "Report of the Audit Committee" for further information concerning services provided by and fees paid to PwC in 2003 and 2004.

Vote Required and Recommendation of the Board of Directors.

        The affirmative vote of a majority of the votes present or represented by proxy and entitled to a vote at the Annual Meeting of Stockholders, at which a quorum representing a majority of all outstanding shares of Common Stock of the Company is present and voting, is required for approval of this proposal. Abstentions and broker nonvotes will each be counted present for purposes of determining the presence of a quorum, but will not be counted as having been voted on this proposal.

        The Board unanimously recommends a vote FOR the ratification of the appointment of PwC to serve as the Company's independent registered public accountants for the year ending December 31, 2005.

STOCKHOLDER PROPOSALS TO BE PRESENTED
AT NEXT ANNUAL MEETING

        The Company has an advance notice provision under its Bylaws for stockholder business to be presented at meetings of stockholders. Such provision states that in order for stockholder business to be properly brought before a meeting by a stockholder, such stockholder must have given timely notice thereof in writing to the Secretary of the Company. A stockholder proposal, to be timely, must be received at the Company's principal executive offices not less than 120 calendar days in advance of the one year anniversary of the date the Company's proxy statement was released to stockholders in connection with the previous year's Annual Meeting of Stockholders; except that (i) if no annual meeting was held in the previous year, (ii) if the date of the annual meeting has been changed by more than thirty calendar days from the date contemplated at the time of the previous year's proxy statement, or (iii) in the event of a special meeting, then notice must be received not later than the close of business on the tenth day following the day on which notice of the date of the meeting was mailed or public disclosure of the meeting date was made.

        Proposals of stockholders intended to be presented at the next Annual Meeting of Stockholders of the Company (i) must be received by the Company at its offices no later than December 21, 2005, and (ii) must satisfy the conditions established by the Securities and Exchange Commission for stockholder proposals to be included in the Company's Proxy Statement for that meeting.

TRANSACTION OF OTHER BUSINESS

        At the date of this Proxy Statement, the Board of Directors knows of no other business that will be conducted at the 2005 Annual Meeting of Stockholders other than as described in this Proxy Statement. If any other matter or matters are properly brought before the meeting or any adjournment thereof, it is the intention of the persons named in the accompanying form of Proxy to vote the Proxy on such matters in accordance with their best judgment.

By Order of the Board of Directors,

Ludger Viefhues, Secretary
April 20, 2005

Appendix A

Mattson Technology, Inc.

2005 Equity Incentive Plan

i

	7.8	Nontransferability of Stock Award Rights	14
8.	Terms and Conditions of Restricted Stock Unit Awards		14
	8.1	Grant of Restricted Stock Unit Awards	14
	8.2	Purchase Price	14
	8.3	Vesting	15
	8.4	Voting Rights, Dividend Equivalent Rights and Distributions	15
	8.5	Effect of Termination of Service	15
	8.6	Settlement of Restricted Stock Unit Awards	15
	8.7	Nontransferability of Restricted Stock Unit Awards	16
9.	Nonemployee Director Awards		16
10.	Performance Measures and Performance Goals		16
	10.1	Establishment of Performance Period, Performance Goals and Performance Award Formula	16
	10.2	Measurement of Performance Goals	16
	10.3	Adjustment of Performance-Based Compensation	18
	10.4	Effect of Termination of Service	18
11.	Standard Forms of Award Agreement		18
	11.1	Award Agreements	18
	11.2	Authority to Vary Terms	19
12.	Change in Control		19
	12.1	Effect of Change in Control on Options	19
	12.2	Effect of Change in Control on Stock Awards	19
	12.3	Effect of Change in Control on Restricted Stock Unit Awards	20
	12.4	Effect of Change in Control on Nonemployee Director Awards	20
13.	Compliance with Securities Law		20
14.	Tax Withholding		20
	14.1	Tax Withholding in General	20
	14.2	Withholding in Shares	20
15.	Amendment or Termination of Plan		21
16.	Compliance with Section 409A		21
	16.1	Awards Subject to Section 409A	21
	16.2	Deferral and/or Distribution Elections	21
	16.3	Subsequent Elections	22
	16.4	Distributions Pursuant to Deferral Elections	22
	16.5	Unforeseeable Emergency	22
	16.6	Disabled	23
	16.7	Death	23
	16.8	No Acceleration of Distributions	23

ii

17.	Miscellaneous Provisions		23
	17.1	Repurchase Rights	23
	17.2	Provision of Information	24
	17.3	Rights as Employee, Consultant or Director	24
	17.4	Rights as a Stockholder	24
	17.5	Fractional Shares	24
	17.6	Severability	24
	17.7	Beneficiary Designation	24
	17.8	Unfunded Obligation	24
	17.9	Choice of Law	25
	17.10	Continuation of Initial Plan as to Outstanding Options	25

iii

Mattson Technology, Inc.
2005 Equity Incentive Plan

1.     ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

        1.1   Establishment. The Mattson Technology, Inc. Amended and Restated 1989 Stock Option Plan was initially established effective April 24, 1997 (the "Initial Plan"). The Initial Plan is hereby amended and restated in its entirety as the Mattson Technology, Inc. 2005 Equity Incentive Plan (the "Plan") effective as of                        , 2005, the date of its approval by the stockholders of the Company (the "Effective Date").

        1.2   Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Stock Purchase Rights, Stock Bonuses and Restricted Stock Units.

        1.3   Term of Plan. The Plan shall continue in effect until its termination by the Committee; provided, however, that all Awards, other than Incentive Stock Options, shall be granted, if at all, within ten (10) years from the Effective Date, and Incentive Stock Options shall be granted, if at all, within ten (10) years from February 3, 2003 (the date on which the Board last approved an increase in the share reserve under Section 4.1, which was subsequently approved by the stockholders of the Company on May 21, 2003).

2.     DEFINITIONS AND CONSTRUCTION.

        2.1   Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

          (a)   "Award" means any Option, Stock Purchase Right, Stock Bonus or Restricted Stock Unit granted under the Plan.

          (b)   "Award Agreement" means a written agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Award granted to the Participant.

          (c)   "Board" means the Board of Directors of the Company.

          (d)   "Change in Control" means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant's Award Agreement or by a written contract of employment or service, the occurrence of any of the following:

            (i)    an Ownership Change Event or series of related Ownership Change Events (collectively, a "Transaction") in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting securities of the Company or, in the case of an Ownership Change Event described in Section 2.1(w)(iii), the entity to which the assets of the Company were transferred (the "Transferee"), as the case may be; or

            (ii)   a liquidation or dissolution of the Company.

For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall have the right to determine whether multiple sales or exchanges of the voting securities of the Company or

1

multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

          (e)   "Code" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

          (f)    "Committee" means the Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. If no committee of the Board has been appointed to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.

          (g)   "Company" means Mattson Technology, Inc., a Delaware corporation, or any successor corporation thereto.

          (h)   "Consultant" means a person engaged to provide consulting or advisory services (other than as an Employee or a member of the Board) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on a Form S-8 Registration Statement under the Securities Act.

          (i)    "Covered Employee" means any Employee who is or may become a "covered employee" as defined in Code Section 162(m), or any successor statute, and who is designated, either as an individual Employee or class of Employees, by the Committee no later than (i) the date ninety (90) days after the beginning of the Performance Period, or (ii) the date on which twenty-five percent (25%) of the Performance Period has elapsed, as a "Covered Employee" under this Plan for such applicable Performance Period.

          (j)    "Director" means a member of the Board.

          (k)   "Disability" means the permanent and total disability of the Participant, within the meaning of Section 22(e)(3) of the Code.

          (l)    "Dividend Equivalent" means a credit, made at the discretion of the Committee or as otherwise provided by the Plan, to the account of a Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant.

          (m)  "Employee" means any person treated as an employee (including an Officer or a member of the Board who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a member of the Board nor payment of a director's fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual's employment or termination of employment, as the case may be. For purposes of an individual's rights, if any, under the terms of the Plan as of the time of the Company's determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual's status as an Employee.

          (n)   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

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          (o)   "Fair Market Value" means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

            (i)    Except as otherwise determined by the Committee, if, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, The Nasdaq SmallCap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.

            (ii)   Notwithstanding the foregoing, the Committee may, in its discretion, determine the Fair Market Value on the basis of the opening, closing, high, low or average sale price of a share of Stock or the actual sale price of a share of Stock received by a Participant, on such date, the preceding trading day or the next succeeding trading day. The Committee may vary its method of determination of the Fair Market Value as provided in this Section for different purposes under the Plan.

            (iii)  If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

          (p)   "Incentive Stock Option" means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

          (q)   "Insider" means an Officer, Director or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

          (r)   "Nonemployee Director" means a Director who is not an Employee.

          (s)   "Nonemployee Director Award" means an Option, Stock Award or Restricted Stock Unit Award granted to a Nonemployee Director pursuant to Section 9 of the Plan.

          (t)    "Nonstatutory Stock Option" means an Option not intended to be (as set forth in the Award Agreement) an incentive stock option within the meaning of Section 422(b) of the Code.

          (u)   "Officer" means any person designated by the Board as an officer of the Company.

          (v)   "Option" means the right to purchase Stock at a stated price for a specified period of time granted to a Participant pursuant to Section 6 of the Plan. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

          (w)  "Ownership Change Event" means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

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          (x)   "Parent Corporation" means any present or future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

          (y)   "Participant" means any eligible person who has been granted one or more Awards.

          (z)   "Participating Company" means the Company or any Parent Corporation or Subsidiary Corporation.

          (aa) "Participating Company Group" means, at any point in time, all entities collectively which are then Participating Companies.

          (bb) "Performance Award Formula" means, for any Performance Award, a formula or table established by the Committee pursuant to Section 10.1 of the Plan which provides the basis for computing the value of an Award at one or more threshold levels of attainment of the applicable Performance Goal(s) measured as of the end of the applicable Performance Period.

          (cc) "Performance-Based Compensation" means compensation under an Award that satisfies the requirements of Code Section 162(m) for certain performance-based compensation paid to Covered Employees.

          (dd) "Performance Goal" means a performance goal established by the Committee pursuant to Section 10.1 of the Plan.

          (ee) "Performance Period" means a period established by the Committee pursuant to Section 10.1 of the Plan at the end of which one or more Performance Goals are to be measured.

          (ff)  "Restricted Stock Unit" means a bookkeeping entry representing a right granted to a Participant pursuant to Section 8 of the Plan to receive a share of Stock on a date determined in accordance with the provisions of Section 8, as applicable, and the Participant's Award Agreement.

          (gg) "Restriction Period" means the period established in accordance with Section 7.5 of the Plan during which shares subject to a Stock Award are subject to Vesting Conditions.

          (hh) "Rule 16b-3" means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

          (ii)   "Section 162(m)" means Section 162(m) of the Code.

          (jj)   "Section 409A" means Section 409A of the Code (including regulations or administrative guidelines thereunder).

          (kk) "Securities Act" means the Securities Act of 1933, as amended.

          (ll)   "Service" means a Participant's employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. A Participant's Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders such Service or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant's Service. Furthermore, a Participant's Service shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company; provided, however, that if any such leave exceeds ninety (90) days, on the ninety-first (91st) day of such leave the Participant's Service shall be deemed to have terminated unless the Participant's right to return to Service with the Participating Company Group is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Participant's Award Agreement. A Participant's Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the

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  Company, in its sole discretion, shall determine whether a Participant's Service has terminated and the effective date of such termination.

          (mm) "Stock" means the common stock of the Company, as adjusted from time to time in accordance with Section 4.3 of the Plan.

          (nn) "Stock Award" means an Award of a Stock Bonus or a Stock Purchase Right.

          (oo) "Stock Bonus" means Stock granted to a Participant pursuant to Section 7 of the Plan.

          (pp) "Stock Purchase Right" means a right to purchase Stock granted to a Participant pursuant to Section 7 of the Plan.

          (qq) "Subsidiary Corporation" means any present or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

          (rr)  "Ten Percent Owner" means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.

          (ss)  "Vesting Conditions" mean those conditions established in accordance with Section 7.5 or Section 8.3 of the Plan prior to the satisfaction of which shares subject to a Stock Award or Restricted Stock Unit Award, respectively, remain subject to forfeiture or a repurchase option in favor of the Company upon the Participant's termination of Service.

        2.2   Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

3.     ADMINISTRATION.

        3.1   Administration by the Committee. The Plan shall be administered by the Committee. All questions of interpretation of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Award.

        3.2   Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, determination or election. The Board or Committee may, in its discretion, delegate to a committee comprised of one or more Officers the authority to grant one or more Awards, without further approval of the Board or the Committee, to any Employee, other than a person who, at the time of such grant, is an Insider or a Covered Person; provided, however, that (a) such Awards shall not be granted to any one person within any fiscal year of the Company for more than twenty-five thousand (25,000) shares in the aggregate, (b) the exercise price per share of each such Award which is an Option shall be not less than the Fair Market Value per share of the Stock on the effective date of grant (or, if the Stock has not traded on such date, on the last day preceding the effective date of grant on which the Stock was traded), (c) each such Award other than an Option shall be subject to the minimum vesting provisions described in Section 5.4(b), (d) each such Award shall be subject to the terms and conditions of the appropriate standard form of Award Agreement approved by the Board or the Committee and shall conform to the provisions of the Plan, and (e) each such Award shall conform to guidelines as shall be established from time to time by resolution of the Board or the Committee.

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        3.3   Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

        3.4   Committee Complying with Section 162(m). If the Company is a "publicly held corporation" within the meaning of Section 162(m), the Board may establish a Committee of "outside directors" within the meaning of Section 162(m) to approve the grant of any Award intended to result in the payment of Performance-Based Compensation.

        3.5   Powers of the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

          (a)   to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock or units to be subject to each Award;

          (b)   to determine the type of Award granted and to designate Options as Incentive Stock Options or Nonstatutory Stock Options;

          (c)   to determine the Fair Market Value of shares of Stock or other property;

          (d)   to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares purchased pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Award Formula and Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of the expiration of any Award, (vii) the effect of the Participant's termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

          (e)   to determine whether an Award will be settled in shares of Stock, cash, or in any combination thereof;

          (f)    to approve one or more forms of Award Agreement;

          (g)   to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

          (h)   to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant's termination of Service;

          (i)    to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws or regulations of or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose citizens may be granted Awards; and

          (j)    to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

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        3.6   Option Repricing. Without the affirmative vote of holders of a majority of the shares of Stock cast in person or by proxy at a meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding shares of Stock is present or represented by proxy, the Board shall not approve either (a) the cancellation of outstanding Options and the grant in substitution therefor of new Options having a lower exercise price or (b) the amendment of outstanding Options to reduce the exercise price thereof. This paragraph shall not be construed to apply to "issuing or assuming a stock option in a transaction to which section 424(a) applies," within the meaning of Section 424 of the Code.

        3.7   Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4.     SHARES SUBJECT TO PLAN.

        4.1   Maximum Number of Shares Issuable. Subject to adjustment as provided in Sections 4.2 and 4.3, the maximum aggregate number of shares of Stock that may be issued under the Initial Plan and the Plan shall be eleven million nine hundred seventy-five thousand (11,975,000) and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof.

        4.2   Share Accounting.

  (a)
  Each share of Stock subject to an Option shall be counted against the limit set forth in Section 4.1 as one share. Each share of Stock subject to an Award other than an Option shall be counted against the limit as 1.75 shares.

          (b)   If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company for an amount not greater than the Participant's original purchase price, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan. Shares of Stock shall not be deemed to have been issued pursuant to the Plan with respect to any portion of a Restricted Stock Unit Award that is settled in cash.

        4.3   Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair

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Market Value of shares of Stock, appropriate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, in the Award limits set forth in Section 5.4, and in the exercise or purchase price per share under any outstanding Award in order to prevent dilution or enlargement of Participants' rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as "effected without receipt of consideration by the Company." If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the "New Shares"), the Committee may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise or purchase price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion. Any fractional share resulting from an adjustment pursuant to this Section 4.3 shall be rounded down to the nearest whole number, and in no event may the exercise or purchase price under any Award be decreased to an amount less than the par value, if any, of the stock subject to such Award. The Committee in its sole discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate, including modification of Performance Goals, Performance Award Formulas and Performance Periods. The adjustments determined by the Committee pursuant to this Section 4.3 shall be final, binding and conclusive.

        The Committee may, without effecting the number of Shares reserved or available hereunder, authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with Code Sections 409A and 422 and any related guidance issued by the U.S. Treasury Department, where applicable.

5.     ELIGIBILITY AND AWARD LIMITATIONS.

        5.1   Persons Eligible for Awards. Awards may be granted only to Employees, Consultants and Directors. For purposes of the foregoing sentence, "Employees," "Consultants" and "Directors" shall include prospective Employees, prospective Consultants and prospective Directors to whom Awards are granted in connection with written offers of an employment or other service relationship with the Participating Company Group; provided, however, that no Stock subject to any such Award shall vest, become exercisable or be issued prior to the date on which such person commences Service. A Nonemployee Director Option may be granted only to a person who, at the time of grant, is a Nonemployee Director.

        5.2   Participation. Awards other than Nonemployee Director Options are granted solely at the discretion of the Committee. Eligible persons may be granted more than one Award. However, excepting Nonemployee Director Options, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

        5.3   Incentive Stock Option Limitations.

          (a)   Persons Eligible. An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation (each being an "ISO-Qualifying Corporation"). Any person who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option. An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee of an ISO-Qualifying Corporation shall be deemed granted effective on the date such person commences Service with an ISO-Qualifying Corporation, with an exercise price determined as of such date in accordance with Section 6.1.

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          (b)   Fair Market Value Limitation. To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a limitation different from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Upon exercise, shares issued pursuant to each such portion shall be separately identified.

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        5.4   Award Limits.

          (a)   Maximum Number of Shares Issuable Pursuant to Incentive Stock Options. Subject to adjustment as provided in Section 4.3, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall not exceed eleven million nine hundred seventy-five thousand (11,975,000) shares. The maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to all Awards other than Incentive Stock Options shall be the number of shares determined in accordance with Section 4.1, subject to adjustment as provided in Section 4.2 and Section 4.3.

          (b)   Limit on Full Value Awards without Minimum Vesting. Except with respect to a maximum of five percent (5%) of the maximum aggregate number of shares of Stock that may be issued under the Plan, as provided in Sections 4.1, 4.2, and 4.3 any Awards other than Options which vest on the basis of the Participant's continued Service shall not provide for vesting which is any more rapid than over a three (3) year period and at least a twelve (12) month performance period where vesting is subject to the attainment of performance goals.

          (c)   Section 162(m) Awards Limits. The following limits shall apply to the grant of any Award if, at the time of grant, the Company is a "publicly held corporation" within the meaning of Section 162(m).

            (i)    Options. Subject to adjustment as provided in Section 4.3, no Employee shall be granted within any fiscal year of the Company one or more Options which in the aggregate are for more than five hundred thousand (500,000) shares.

            (ii)   Stock Awards and Restricted Stock Unit Awards. Subject to adjustment as provided in Section 4.3, no Employee shall be granted within any fiscal year of the Company one or more Stock Awards or Restricted Stock Unit Awards for more than five hundred thousand (500,000) shares.

          (d)   Nonemployee Director Award Limits. Subject to adjustment as provided in Section 4.3, no Nonemployee Director may be granted within any fiscal year of the Company one or more Nonemployee Director Awards for more than twenty thousand (20,000) shares; provided, however, that the foregoing annual limit shall be increased by one or more of the following additions, as applicable: (i) an additional twenty thousand (20,000) shares in the fiscal year in which the Nonemployee Director is first appointed or elected to the Board as a Nonemployee Director, (ii) an additional ten thousand (10,000) shares in any fiscal year in which the Nonemployee Director is serving as the Chairman of the Board, and (iii) an additional ten thousand (10,000) shares in any fiscal year in connection with the service of the Nonemployee Director on one or more committees of the Board, whether as a member or chairman of the committee.

6.     TERMS AND CONDITIONS OF OPTIONS.

        Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall from time to time establish. No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Options may incorporate all or any of the terms of the Plan by reference, and, except as otherwise set forth in Section 9 with respect to Nonemployee Director Options, shall comply with and be subject to the following terms and conditions:

        6.1   Exercise Price. The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share of an Option shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of

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grant of the Option. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner that would qualify under the provisions of Section 424(a) of the Code.

        6.2   Exercisability and Term of Options. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of seven (7) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option, and (c) no Option granted to a prospective Employee, prospective Consultant or prospective Director may become exercisable prior to the date on which such person commences Service. Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, any Option granted hereunder shall terminate seven (7) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

        6.3   Payment of Exercise Price.

          (a)   Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or in cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant having a Fair Market Value not less than the exercise price, (iii) by delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a "Cashless Exercise"), (iv) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (v) by any combination thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

          (b)   Limitations on Forms of Consideration.

            (i)    Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. Unless otherwise provided by the Committee, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for more than six (6) months or such other period, if any, necessary to avoid additional compensation expense for financial reporting purposes (and not used for another Option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.

            (ii)   Cashless Exercise. The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.

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        6.4   Effect of Termination of Service.

          (a)   Option Exercisability. Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided by the Committee and set forth in the Award Agreement, an Option shall be exercisable after a Participant's termination of Service only during the applicable time period determined in accordance with this Section and thereafter shall terminate:

            (i)    Disability. If the Participant's Service terminates because of the Disability of the Participant, any unexercisable or unvested portion of the Option shall be immediately exercisable and vested in full on the date on which the Participant's Service terminated and may be exercised by the Participant (or the Participant's guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Participant's Service terminated, but in any event no later than the date of expiration of the Option's term as set forth in the Award Agreement evidencing such Option (the "Option Expiration Date").

            (ii)   Death. If the Participant's Service terminates because of the death of the Participant, any unexercisable or unvested portion of the Option shall be immediately exercisable and vested in full on the date on which the Participant's Service terminated and may be exercised by the Participant's legal representative or other person who acquired the right to exercise the Option by reason of the Participant's death at any time prior to the expiration of twelve (12) months after the date on which the Participant's Service terminated, but in any event no later than the Option Expiration Date. The Participant's Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months after the Participant's termination of Service.

            (iii)  Other Termination of Service. If the Participant's Service terminates for any reason, except Disability or death, the Option, to the extent unexercised and exercisable by the Participant on the date on which the Participant's Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months after the date on which the Participant's Service terminated, but in any event no later than the Option Expiration Date.

          (b)   Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of an Option within the applicable time periods set forth in Section 6.4(a) is prevented by the provisions of Section 13 below, the Option shall remain exercisable until three (3) months after the date the Participant is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

          (c)   Extension if Participant Subject to Section 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section 6.4(a) of shares acquired upon the exercise of the Option would subject the Participant to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Participant would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Participant's termination of Service, or (iii) the Option Expiration Date.

        6.5   Transferability of Options. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant's guardian or legal representative. An Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant's beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option, a Nonstatutory Stock Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 Registration Statement under the Securities Act.

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7.     TERMS AND CONDITIONS OF STOCK AWARDS.

        Stock Awards shall be evidenced by Award Agreements specifying whether the Award is a Stock Bonus or a Stock Purchase Right and the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. No Stock Award or purported Stock Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Stock Awards may incorporate all or any of the terms of the Plan by reference, including the provisions of Section 16 with respect to Section 409A if applicable, and shall comply with and be subject to the following terms and conditions:

        7.1   Types of Stock Awards Authorized. Stock Awards may be in the form of either a Stock Bonus or a Stock Purchase Right. Stock Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.2. If either the grant of a Stock Award or the lapsing of the Restriction Period is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow the procedures set forth in Sections 10.1 through 10.4.

        7.2   Purchase Price. The purchase price for shares of Stock issuable under each Stock Purchase Right shall be established by the Committee in its discretion. No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares of Stock pursuant to a Stock Bonus, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock subject to such Stock Award.

        7.3   Purchase Period. A Stock Purchase Right shall be exercisable within a period established by the Committee, which shall in no event exceed thirty (30) days from the effective date of the grant of the Stock Purchase Right; provided, however, that no Stock Purchase Right granted to a prospective Employee, prospective Consultant or prospective Director may become exercisable prior to the date on which such person commences Service.

        7.4   Payment of Purchase Price. Except as otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Stock Purchase Right shall be made (a) in cash, by check, or in cash equivalent, (b) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (iii) by any combination thereof. The Committee may at any time or from time to time grant Stock Purchase Rights which do not permit all of the foregoing forms of consideration to be used in payment of the purchase price or which otherwise restrict one or more forms of consideration.

        7.5   Vesting and Restrictions on Transfer. Subject to Section 5.4(b), shares issued pursuant to any Stock Award may be subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.2, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. During any Restriction Period in which shares acquired pursuant to a Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event or as provided in Section 7.8. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

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        7.6   Voting Rights; Dividends and Distributions. Except as provided in this Section, Section 7.5 and any Award Agreement, during any Restriction Period applicable to shares subject to a Stock Award, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares. However, in the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant is entitled by reason of the Participant's Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Stock Award with respect to which such dividends or distributions were paid or adjustments were made.

        7.7   Effect of Termination of Service. Unless otherwise provided by the Committee in the Award Agreement evidencing a Stock Award, if a Participant's Service terminates for any reason, whether voluntary or involuntary, other than because of the Participant's death or Disability, then (a) the Company shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant pursuant to a Stock Purchase Right which remain subject to Vesting Conditions as of the date of the Participant's termination of Service and (b) the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Stock Bonus which remain subject to Vesting Conditions as of the date of the Participant's termination of Service. If a Participant's Service terminates because of the death or Disability of the Participant, the Participant's Stock Award shall be immediately vested in full on the date on which the Participant's Service terminated. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.

        7.8   Nontransferability of Stock Award Rights. Rights to acquire shares of Stock pursuant to a Stock Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant's beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant's guardian or legal representative.

8.     TERMS AND CONDITIONS OF RESTRICTED STOCK UNIT AWARDS.

        Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the Committee shall from time to time establish. No Restricted Stock Unit Award or purported Restricted Stock Unit Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Restricted Stock Units may incorporate all or any of the terms of the Plan by reference, including the provisions of Section 16 with respect to Section 409A if applicable, and shall comply with and be subject to the following terms and conditions:

        8.1   Grant of Restricted Stock Unit Awards. Restricted Stock Unit Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.2. If either the grant of a Restricted Stock Unit Award or the Vesting Conditions with respect to such Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow the procedures set forth in Sections 10.1 through 10.4.

        8.2   Purchase Price. No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving a Restricted Stock Unit Award, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value

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not less than the par value of the shares of Stock issued upon settlement of the Restricted Stock Unit Award.

        8.3   Vesting. Subject to Section 5.4(b), Restricted Stock Units may be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.2, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award.

        8.4   Voting Rights, Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock during the period beginning on the date the Award is granted and ending, with respect to particular shares subject to the Award, on the earlier of the date on which the Award is settled or the date on which it is terminated. Such Dividend Equivalents, if any, shall be paid by crediting the Participant with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Stock. The number of additional Restricted Stock Units (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on such date with respect to the number of shares of Stock represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Such additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time (or as soon thereafter as practicable) as the Restricted Stock Units originally subject to the Restricted Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant's Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would entitled by reason of the shares of Stock issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions as are applicable to the Award.

        8.5   Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Restricted Stock Unit Award, if a Participant's Service terminates for any reason, whether voluntary or involuntary (including the Participant's death or disability), then the Participant shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant's termination of Service.

        8.6   Settlement of Restricted Stock Unit Awards. The Company shall issue to a Participant on the date on which Restricted Stock Units vest or on such other date determined by the Committee, in its discretion, and set forth in the Award Agreement, one (1) share of Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 8.4) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes. If permitted by the Committee, subject to the provisions of Section 16, and set forth in the Award Agreement, the Participant may elect in accordance with terms specified in the Award Agreement to defer receipt of all or any portion of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section. Notwithstanding the foregoing, the Committee, in its discretion, may provide for settlement of any Restricted Stock Unit Award by payment to the Participant in cash of an amount equal to the Fair Market Value on the payment date of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section.

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        8.7   Nontransferability of Restricted Stock Unit Awards. Prior to the settlement of a Restricted Stock Unit Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant's beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant's guardian or legal representative.

9.     NONEMPLOYEE DIRECTOR AWARDS.

        From time to time, the Board or the Committee shall set the amount(s) and type(s) of Nonemployee Director Awards that shall be granted to all Nonemployee Directors on a periodic, nondiscriminatory basis pursuant to the Plan, as well as the additional amount(s) and type(s) of Nonemployee Director Awards, if any, to be awarded, also on a periodic, nondiscriminatory basis, in consideration of one or more of the following: (a) the initial election or appointment of an individual to the Board as a Nonemployee Director, (b) a Nonemployee Director's service as Chairman of the Board, (c) a Nonemployee Director's service on one or more of the committees of the Board, and (d) a Nonemployee Director's service as the chair of a committee of the Board. The terms and conditions of each Nonemployee Director Award shall comply with the applicable provisions of the Plan. Subject to the limits set forth in Section 5.4(d) and the foregoing, the Board or the Committee shall grant Nonemployee Director Awards having such terms and conditions as it shall from time to time determine.

10.   PERFORMANCE MEASURES AND PERFORMANCE GOALS.

        If the grant or vesting of an Award is subject to one or more performance criteria, the Committee shall follow the procedures set forth in this Section 10 in setting such performance criteria.

        10.1 Establishment of Performance Period, Performance Goals and Performance Award Formula. The Committee shall establish in writing the Performance Period, Performance Award Formula and one or more Performance Goals applicable to the grant or vesting of an Award, which, when measured at the end of the Performance Period, shall determine on the basis of the Performance Award Formula the grant or vesting of the Award. Unless otherwise permitted in compliance with the requirements under Section 162(m) with respect to each Award intended to result in the payment of Performance-Based Compensation, the Committee shall establish the Performance Goal(s) and Performance Award Formula applicable to each Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period or (b) the date on which 25% of the Performance Period has elapsed, and, in any event, at a time when the outcome of the Performance Goals remains substantially uncertain. Once established, the Performance Goals and Performance Award Formula applicable to a Covered Employee shall not be changed during the Performance Period. The Company shall notify each Participant granted an Award of the terms of such Award, including the Performance Period, Performance Goal(s) and Performance Award Formula.

        10.2 Measurement of Performance Goals. Performance Goals shall be established by the Committee on the basis of targets to be attained ("Performance Targets") with respect to one or more measures of business or financial performance (each, a "Performance Measure"), subject to the following:

          (a)   Performance Measures. Performance Measures shall have the same meanings as used in the Company's financial statements, or, if such terms are not used in the Company's financial statements, they shall have the meaning applied pursuant to generally accepted accounting principles, or as used generally in the Company's industry. Performance Measures shall be calculated with respect to the Company and each Subsidiary Corporation consolidated therewith for financial reporting purposes or such division or other business unit as may be selected by the

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  Committee. For purposes of the Plan, the Performance Measures applicable to a Award shall be calculated in accordance with generally accepted accounting principles, excluding the effect (whether positive or negative) of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the Performance Goals applicable to the Award. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Measures in order to prevent the dilution or enlargement of the Participant's rights with respect to an Award. Performance Measures may be one or more of the following, as determined by the Committee:

            (i)    revenue;

            (ii)   sales;

            (iii)  expenses;

            (iv)  operating income;

            (v)   gross margin;

            (vi)  operating margin;

            (vii) earnings before any one or more of: stock-based compensation expense, interest, taxes and depreciation, and amortization;

            (viii) pre-tax profit;

            (ix)  net operating income;

            (x)   net income;

            (xi)  economic value added;

            (xii) free cash flow;

            (xiii) operating cash flow;

            (xiv) the market price of the Stock;

            (xv) earnings per share;

            (xvi) return on stockholder equity;

            (xvii) return on capital;

            (xviii) return on assets;

            (xix) return on investment;

            (xx) balance of cash, cash equivalents and marketable securities;

            (xxi) market share;

            (xxii) number of customers;

            (xxiii) customer satisfaction;

            (xxiv) product development;

            (xxv) completion of a joint venture or other corporate transaction;

            (xxvi) inventory turns; and

            (xxvii) days sales outstanding.

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          (b)   Performance Targets. Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the final grant or vesting of an Award determined under the applicable Performance Award Formula by the level attained during the applicable Performance Period. A Performance Target may be stated as an absolute value or as a value determined relative to an index, budget or other standard selected by the Committee.

        10.3 Adjustment of Performance-Based Compensation. Awards that are intended to qualify as Performance-Based Compensation may not be adjusted upward. The Committee shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis or any combination, as the Committee determines.

        10.4 Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing an Award, if the Participant's Service terminates for any reason, whether voluntary or involuntary, before the completion of the Performance Period applicable to the Award, such Award shall be forfeited in its entirety.

11.   STANDARD FORMS OF AWARD AGREEMENT.

        11.1 Award Agreements. Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee and as amended from time to time. Any Award Agreement may consist of an appropriate form of Notice of Grant and a form of Agreement incorporated therein by reference, or such other form or forms as the Committee may approve from time to time.

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        11.2 Authority to Vary Terms. The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

12.   CHANGE IN CONTROL.

        12.1 Effect of Change in Control on Options. Subject to provisions of Section 16, the Committee may, in its sole discretion, provide for any one or more of the following:

          (a)   Accelerated Vesting. The Committee may, in its sole discretion, provide in any Award Agreement or, in the event of a Change in Control, may take such actions as it deems appropriate to provide, for the acceleration of the exercisability and vesting in connection with such Change in Control of any or all outstanding Options and shares acquired upon the exercise of such Options upon such conditions, including termination of the Participant's Service prior to, upon, or following such Change in Control, and to such extent as the Committee shall determine.

          (b)   Assumption or Substitution. In the event of a Change in Control, the surviving, continuing, successor, or purchasing entity or parent thereof, as the case may be (the "Acquiror"), may, without the consent of any Participant, either assume or continue the Company's rights and obligations under outstanding Options or substitute for outstanding Options substantially equivalent options (as the case may be) for the Acquiror's stock. In the event the Acquiror elects not to assume or substitute for outstanding Options in connection with a Change in Control, any unexercisable or unvested portion of the outstanding Options shall be immediately exercisable and vested in full as of the date of the Change in Control. The exercise or vesting of any Option that was permissible solely by reason of this Section 12.1(b) shall be conditioned upon the consummation of the Change in Control. Any Options which are neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

          (c)   Cash-Out. The Committee may, in its sole discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Option outstanding immediately prior to the Change in Control shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Committee and agreed to by the Aquiror) of Stock subject to such canceled Option in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the excess of the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control over the exercise price per share under such Option (the "Spread"). In the event such determination is made by the Committee, the Spread (reduced by applicable withholding taxes, if any) shall be paid to Participants in respect of the vested portion of their canceled Options as soon as practicable following the date of the Change in Control and in respect of the unvested portion of their canceled Options in accordance with the vesting schedule applicable to such Awards as in effect prior to the Change in Control.

        12.2 Effect of Change in Control on Stock Awards. Subject to the provisions of Section 16, the Committee may, in its discretion, provide in any Award Agreement evidencing a Stock Award that, in the event of a Change in Control, the lapsing of the Restriction Period applicable to the shares subject to the Stock Award held by a Participant whose Service has not terminated prior to the Change in Control shall be accelerated effective immediately prior to the consummation of the Change in Control to such extent as specified in such Award Agreement. Any acceleration of the lapsing of the Restriction

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Period that was permissible solely by reason of this Section 12.2 and the provisions of such Award Agreement shall be conditioned upon the consummation of the Change in Control.

        12.3 Effect of Change in Control on Restricted Stock Unit Awards. Subject to the provisions of Section 16, the Committee may, in its discretion, provide in any Award Agreement evidencing a Restricted Stock Unit Award that, in the event of a Change in Control, the Restricted Stock Unit Award held by a Participant whose Service has not terminated prior to such date shall become vested and shall be settled effective as of the date of the Change in Control to such extent as specified in such Award Agreement.

        12.4 Effect of Change in Control on Nonemployee Director Awards. Subject to the provisions of Section 16, in the event of a Change in Control, each Nonemployee Director Award held by a Participant whose Service has not terminated prior to such date shall become immediately exercisable and vested in full and shall be settled effective as of the date of the Change in Control.

13.   COMPLIANCE WITH SECURITIES LAW.

        The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no shares may be issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

14.   TAX WITHHOLDING.

        14.1 Tax Withholding in General. The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise of an Option, to make adequate provision for, the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group's tax withholding obligations have been satisfied by the Participant.

        14.2 Withholding in Shares. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of the Participating Company Group. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates.

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15.   AMENDMENT OR TERMINATION OF PLAN.

        The Committee may amend, suspend or terminate the Plan at any time. However, without the approval of the Company's stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.3), (b) no change in the class of persons eligible to receive Incentive Stock Options, (c) no amendment of Section 6.1 which would allow the grant of an Option with an exercise price per share that is less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (d) no other amendment of the Plan that would require approval of the Company's stockholders under any applicable law, regulation or rule, including the rules of any stock exchange or market system upon which the Stock may then be listed. No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Committee. Except as provided by the next sentence, no amendment, suspension or termination of the Plan may adversely affect any then outstanding Award without the consent of the Participant. Notwithstanding any other provision of the Plan to the contrary, the Committee may, in its sole and absolute discretion and without the consent of any Participant, amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to, Section 409A.

16.   COMPLIANCE WITH SECTION 409A.

        16.1 Awards Subject to Section 409A. The provisions of this Section 16 shall apply to any Award or portion thereof that is or becomes subject to Section 409A, notwithstanding any provision to the contrary contained in the Plan or the Award Agreement applicable to such Award. Awards subject to Section 409A include, without limitation:

          (a)   Any Nonstatutory Stock Option that permits the deferral of compensation other than the deferral of recognition of income until the exercise of the Award.

          (b)   Any Restricted Stock Unit Award that either (i) provides by its terms for settlement of all or any portion of the Award on one or more dates following the Short-Term Deferral Period (as defined below) or (ii) permits or requires the Participant to elect one or more dates on which the Award will be settled.

        Subject to any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance, the term "Short-Term Deferral Period" means the period ending on the later of (i) the date that is two and one-half months from the end of the Company's fiscal year in which the applicable portion of the Award is no longer subject to a substantial risk of forfeiture or (ii) the date that is two and one-half months from the end of the Participant's taxable year in which the applicable portion of the Award is no longer subject to a substantial risk of forfeiture. For this purpose, the term "substantial risk of forfeiture" shall have the meaning set forth in any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance.

        16.2 Deferral and/or Distribution Elections. Except as otherwise permitted or required by Section 409A or any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance, the following rules shall apply to any deferral and/or distribution elections (each, an "Election") that may be permitted or required by the Committee pursuant to an Award subject to Section 409A:

          (a)   All Elections must be in writing and specify the amount of the distribution in settlement of an Award being deferred, as well as the time and form of distribution as permitted by this Plan.

          (b)   All Elections shall be made by the end of the Participant's taxable year prior to the year in which services commence for which an Award may be granted to such Participant; provided,

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  however, that if the Award qualifies as "performance-based compensation" for purposes of Section 409A and is based on services performed over a period of at least twelve (12) months, then the Election may be made no later than six (6) months prior to the end of such period.

          (c)   Elections shall continue in effect until a written election to revoke or change such Election is received by the Company, except that a written election to revoke or change such Election must be made prior to the last day for making an Election determined in accordance with paragraph (b) above or as permitted by Section 16.3.

        16.3 Subsequent Elections. Any Award subject to Section 409A which permits a subsequent Election to delay the distribution or change the form of distribution in settlement of such Award shall comply with the following requirements:

          (a)   No subsequent Election may take effect until at least twelve (12) months after the date on which the subsequent Election is made;

          (b)   Each subsequent Election related to a distribution in settlement of an Award not described in Section 16.4(b), 16.4(c), or 16.4(f) must result in a delay of the distribution for a period of not less than five (5) years from the date such distribution would otherwise have been made; and

          (c)   No subsequent Election related to a distribution pursuant to Section 16.4(d) shall be made less than twelve (12) months prior to the date of the first scheduled payment under such distribution.

        16.4 Distributions Pursuant to Deferral Elections. No distribution in settlement of an Award subject to Section 409A may commence earlier than:

          (a)   Separation from service (as determined by the Secretary of the United States Treasury);

          (b)   The date the Participant becomes Disabled (as defined below);

          (c)   Death;

          (d)   A specified time (or pursuant to a fixed schedule) that is either (i) specified by the Committee upon the grant of an Award and set forth in the Award Agreement evidencing such Award or (ii) specified by the Participant in an Election complying with the requirements of Section 16.2 and/or 16.3, as applicable;

          (e)   To the extent provided by the Secretary of the U.S. Treasury, a change in the ownership or effective control or the Company or in the ownership of a substantial portion of the assets of the Company; or

          (f)    The occurrence of an Unforeseeable Emergency (as defined below).

        Notwithstanding anything else herein to the contrary, to the extent that a Participant is a "Specified Employee" (as defined in Section 409A(a)(2)(B)(i)) of the Company, no distribution pursuant to Section 16.4(a) in settlement of an Award subject to Section 409A may be made before the date which is six (6) months after such Participant's date of separation from service, or, if earlier, the date of the Participant's death.

        16.5 Unforeseeable Emergency. The Committee shall have the authority to provide in any Award subject to Section 409A for distribution in settlement of all or a portion of such Award in the event that a Participant establishes, to the satisfaction of the Committee, the occurrence of an Unforeseeable Emergency. In such event, the amount(s) distributed with respect to such Unforeseeable Emergency cannot exceed the amounts necessary to satisfy such Unforeseeable Emergency plus amounts necessary to pay taxes reasonably anticipated as a result of such distribution(s), after taking into account the extent to which such hardship is or may be relieved through reimbursement or compensation by

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insurance or otherwise or by liquidation of the Participant's assets (to the extent the liquidation of such assets would not itself cause severe financial hardship). All distributions with respect to an Unforeseeable Emergency shall be made in a lump sum as soon as practicable following the Committee's determination that an Unforeseeable Emergency has occurred.

        The occurrence of an Unforeseeable Emergency shall be judged and determined by the Committee. The Committee's decision with respect to whether an Unforeseeable Emergency has occurred and the manner in which, if at all, the distribution in settlement of an Award shall be altered or modified, shall be final, conclusive, and not subject to approval or appeal.

        16.6 Disabled. The Committee shall have the authority to provide in any Award subject to Section 409A for distribution in settlement of such Award in the event that the Participant becomes Disabled. A Participant shall be considered "Disabled" if either:

          (a)   the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or

          (b)   the Participant is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Participant's employer.

        All distributions payable by reason of a Participant becoming Disabled shall be paid in a lump sum or in periodic installments as established by the Participant's Election, commencing as soon as practicable following the date the Participant becomes Disabled. If the Participant has made no Election with respect to distributions upon becoming Disabled, all such distributions shall be paid in a lump sum as soon as practicable following the date the Participant becomes Disabled.

        16.7 Death. If a Participant dies before complete distribution of amounts payable upon settlement of an Award subject to Section 409A, such undistributed amounts shall be distributed to his or her beneficiary under the distribution method for death established by the Participant's Election as soon as administratively possible following receipt by the Committee of satisfactory notice and confirmation of the Participant's death. If the Participant has made no Election with respect to distributions upon death, all such distributions shall be paid in a lump sum as soon as practicable following the date of the Participant's death.

        16.8 No Acceleration of Distributions. Notwithstanding anything to the contrary herein, this Plan does not permit the acceleration of the time or schedule of any distribution under this Plan pursuant to any Award subject to Section 409A, except as provided by Section 409A and/or the Secretary of the U.S. Treasury.

17.   MISCELLANEOUS PROVISIONS.

        17.1 Repurchase Rights. Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

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        17.2 Provision of Information. Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company's common stockholders.

        17.3 Rights as Employee, Consultant or Director. No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the Participant's Service at any time. To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee's employer or that the Employee has an employment relationship with the Company.

        17.4 Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.3 or another provision of the Plan.

        17.5 Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.

        17.6 Severability. If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.

        17.7 Beneficiary Designation. Subject to local laws and procedures, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant's death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. If a married Participant designates a beneficiary other than the Participant's spouse, the effectiveness of such designation may be subject to the consent of the Participant's spouse. If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant's death, the Company will pay any remaining unpaid benefits to the Participant's legal representative.

        17.8 Unfunded Obligation. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant's creditors in any assets of any Participating Company. The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.

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        17.9 Choice of Law. Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of California, without regard to its conflict of law rules.

        17.10 Continuation of Initial Plan as to Outstanding Options. Any other provision of the Plan to the contrary notwithstanding, the Initial Plan shall remain in effect and apply to all Options granted under the Initial Plan.

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PROXY
MATTSON TECHNOLOGY, INC.
47131 Bayside Drive, Fremont, California 94538

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints David Dutton and Ludger Viefhues (the "Proxies"), and each of them, each with the power to appoint his substitute, and hereby authorizes each of them to represent and vote all of the shares of common stock of Mattson Technology, Inc. (the "Company") held of record by the undersigned on March 28, 2005, at the Annual Meeting of Stockholders to be held on May 25, 2005 or any adjournment or postponement thereof, as hereinafter specified upon the proposals listed below and as more particularly described in the Proxy Statement of the Company dated April 20, 2005, receipt of which is hereby acknowledged, and in their discretion upon such other matters as may properly come before the meeting.

1.	To elect the following directors as Class II directors of the Company to hold office for a three-year term and until their successors are elected and qualified.
☐	FOR all nominees listed below (except as written to the contrary below)	☐	WITHHOLD AUTHORITY
Dr. Hans-Georg Betz David Dutton Kenneth G. Smith
To withhold authority to vote for any nominee, print that nominee's name in the space provided below:

2.	To approve the amendment and restatement of the Company's 1989 Stock Option Plan as the 2005 Equity Incentive Plan.
☐	FOR	☐	AGAINST	☐	ABSTAIN
3.	To ratify the appointment of PricewaterhouseCoopers LLC as the Company's independent registered public accountants for the year ending December 31, 2005.
☐	FOR	☐	AGAINST	☐	ABSTAIN
4.	To transact such other business as may properly come before the meeting.

        This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, the Proxy will be voted FOR all nominees listed in Proposal 1, and FOR Proposals 2 and 3.

        Please sign exactly as your name appears on your stock certificates. When shares are held by joint tenants, both should sign. When signing as an attorney, as executor, administrator, trustee or guardian, please give your full title. If a corporation, please sign in full corporate name, by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:	2005

Signature
Signature if held jointly

        WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN THOUGH YOU HAVE SENT IN YOUR PROXY.

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 25, 2005
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 25, 2005
GENERAL INFORMATION
SHARES OUTSTANDING AND VOTING RIGHTS
SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS
PROPOSAL ONE ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION AND OTHER MATTERS
COMPARISON OF STOCKHOLDER RETURN
Comparison of Cumulative Total Return From December 31, 1999 through December 31, 2004 Mattson, Total Return Index for the NASDAQ Stock Market and NASDAQ Electronic Components Index(1)
REPORT OF THE AUDIT COMMITTEE
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
PROPOSAL TWO AMEND AND RESTATE THE 1989 STOCK OPTION PLAN AS THE 2005 EQUITY INCENTIVE PLAN
PROPOSAL THREE RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING
TRANSACTION OF OTHER BUSINESS
  Appendix A
TABLE OF CONTENTS
Mattson Technology, Inc. 2005 Equity Incentive Plan